UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 Current report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 23, 2004


                     PERFORMANCE TECHNOLOGIES, INCORPORATED
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


       0-27460                                            16-1158413
(Commission File Number)                   (I.R.S. Employer Identification No.)


205 Indigo Creek Drive, Rochester, New York                  14626
 (Address of principal executive offices)                  (Zip Code)


        (585) 256-0200 (Company's telephone number, including area code)


                                (Not Applicable)
          (Former name or former address, if changed since last report)

     Note: This Amendment is being filed to amend and correct the Registrant's Current Reports on Form 8-K, dated January 14, 2004 and January 23, 2004.


Item 2.  Acquisition or Disposition of Assets.

     On January 23, 2004, the Registrant acquired substantially all of the assets of, and assumed certain liabilities of, Mapletree Networks, Inc., a corporation organized under the laws of the State of Delaware with its principal place of business in Norwood, Massachusetts. The transaction was completed pursuant to the Asset Purchase Agreement by and among Mapletree Networks, Inc., the Registrant, and PTI Massachusetts Corporation, dated as of January 12, 2004, a copy of which is attached hereto as Exhibit 2.

     The Asset Purchase Agreement provides that the purchase price payable in connection with the transaction is $8.25 million. The purchase price was determined by arm's length negotiations between the parties. The payment of approximately 30% of the purchase price is subject to the future satisfaction of certain performance conditions. All of the purchase price has been paid, or will be paid, out of funds that the Registrant has on hand.

     The acquired assets consist of intellectual property rights (including trade secrets, know-how, inventions, patents, copyrights, designs, technical processes in works of authorship, source code, object code, design documentation and procedures for product generation and testing of all computer software and firmware), products and inventory, certain contract rights, furniture, fixtures, customers lists and certain other assets, all as set forth in greater detail in the Asset Purchase Agreement.

     Mapletree Networks, Inc. used the acquired assets in connection with its business of providing voice, data and fax access technology for original equipment manufacturers. Through its wholly-owned subsidiary, PTI Massachusetts Corporation, the Registrant intends to continue using the acquired assets in connection with the provision of voice, data and fax access technology solutions to original equipment manufacturers and other businesses.


Item 7.  Financial Statements and Exhibits.

         (a)      Financial Statements of Business Acquired.

                  None required.

         (b)      Unaudited Pro Forma Combined Financial Statement.

                  None required.

         (c)      Exhibits.

                  (2) Asset Purchase Agreement by and among Mapletree Networks, Inc., the Registrant, and PTI Massachusetts Corporation, dated as of January 12, 2004. (Copies of omitted exhibits and schedules to the Asset Purchase Agreement will be provided to the Securities and Exchange Commission upon written request.)

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    PERFORMANCE TECHNOLOGIES, INCORPORATED

January 30, 2004                    By:  /s/ Donald L. Turrell
                                    -------------------------------------------
                                    Donald L. Turrell
                                    President and Chief Executive Officer



January 30, 2004                    By:  /s/ Dorrance W. Lamb
                                    -------------------------------------------
                                    Dorrance W. Lamb
                                    Chief Financial Officer and
                                    Vice President, Finance

                                Index to Exhibits

     (2) Asset Purchase Agreement by and among Mapletree Networks, Inc., Performance Technologies, Incorporated, and PTI Massachusetts Corporation, dated as of January 12, 2004.

                            ASSET PURCHASE AGREEMENT



                                  by and among



                            Mapletree Networks, Inc.,



                     Performance Technologies, Incorporated



                                       and



                          PTI Massachusetts Corporation



                          Dated as of January 12, 2004

                                TABLE OF CONTENTS


                                                                            page

Article I. Definitions.......................................................1

   Section 1.1 Certain Definitions...........................................1
   Section 1.2 Interpretation................................................8
   Section 1.3 Accounting Conventions........................................9

Article II. PURCHASE AND SALE................................................9

   Section 2.1 Purchase and Sale of Assets...................................9
   Section 2.2 Excluded Assets...............................................11
   Section 2.3 Inability to Assign Assumed Contracts.........................12
   Section 2.4 Excluded Liabilities..........................................13
   Section 2.5 Assumption of Certain Liabilities.............................13
   Section 2.6 Purchase Price................................................14
   Section 2.7 Closing.......................................................20

Article III. REPRESENTATIONS AND WARRANTIES OF SELLER........................20

   Section 3.1 Organization and Power; Stock Ownership.......................20
   Section 3.2 Authorization.................................................20
   Section 3.3 Approvals.....................................................20
   Section 3.4 Non-Contravention.............................................20
   Section 3.5 Binding Effect................................................21
   Section 3.6 Seller Subsidiaries...........................................21
   Section 3.7 Financial Statements..........................................21
   Section 3.8 Title.........................................................21
   Section 3.9 Transferred Assets............................................22
   Section 3.10 Compliance With Laws.........................................22
   Section 3.11 Litigation and Claims........................................22
   Section 3.12 Intellectual Property........................................23
   Section 3.13 Adequacy of Technical Documentation..........................26
   Section 3.14 Intellectual Property Rights Granted to Seller...............26
   Section 3.15 Third-Party Interests in Intellectual Property...............26
   Section 3.16 Major Vendors and Customers..................................27
   Section 3.17 Assumed Contracts............................................27
   Section 3.18 Warranties...................................................28
   Section 3.19 Taxes........................................................28
   Section 3.20 Employment Matters...........................................29
   Section 3.21 Employee Benefits............................................30
   Section 3.22 Environmental Matters........................................31
   Section 3.23 Insurance....................................................32
   Section 3.24 Subsequent Changes...........................................32
   Section 3.25 Related-Party Transactions...................................33
   Section 3.26 Accounts Receivable..........................................33
   Section 3.27 Inventory....................................................33
   Section 3.28 Finders' Fees................................................33
   Section 3.29 Disclosure...................................................34

Article IV. REPRESENTATIONS AND WARRANTIES OF BUYER..........................34

   Section 4.1 Organization and Power........................................34
   Section 4.2 Authorization.................................................34
   Section 4.3 Approvals.....................................................34
   Section 4.4 Non-Contravention.............................................35
   Section 4.5 Binding Effect................................................35
   Section 4.6 Finders' Fees.................................................35
   Section 4.7 Compliance With Laws..........................................35
   Section 4.8 Financial Ability.............................................35

Article V. CERTAIN COVENANTS.................................................36

   Section 5.1 Access........................................................36
   Section 5.2 Conduct of Business...........................................36
   Section 5.3 Reasonable Efforts; Further Assurances........................37
   Section 5.4 Corporate Name Change.........................................38
   Section 5.5 Exclusivity...................................................38
   Section 5.6 Confidentiality...............................................39
   Section 5.7 Public Disclosure.............................................40
   Section 5.8 Bulk Sales....................................................40
   Section 5.9 Taxes.........................................................40
   Section 5.10 Determination and Allocation of Consideration................41
   Section 5.11 Non-Competition..............................................42
   Section 5.12 Covenants Not to Sue or Assert Rights........................42
   Section 5.13 Satisfaction of Bank Debt....................................43
   Section 5.14 Certain Contracts............................................43
   Section 5.15 Risk of Loss.................................................43
   Section 5.16 Real Estate Matters..........................................43
   Section 5.17 Statement of Transaction Expenses............................43
   Section 5.18 2003 Audit...................................................43
   Section 5.19 Final Balance Sheet..........................................44
   Section 5.20 Warranty Claims..............................................44
   Section 5.21 Business Plan................................................44
   Section 5.22 VTech Inventory Confirmation.................................45
   Section 5.23 Sharing Data.................................................45

Article VI. COVENANTS AS TO CERTAIN EMPLOYMENT MATTERS.......................46

   Section 6.1 Employees.....................................................46
   Section 6.2 Enforcement of Rights.........................................48
   Section 6.3 Non-Solicitation..............................................48

Article VII. CONDITIONS TO CLOSING...........................................48

   Section 7.1 Conditions to the Obligations of Buyer,
               Acquisition Sub and Seller....................................48
   Section 7.2 Further Conditions to the Obligation of Buyer
               and Acquisition Sub...........................................49
   Section 7.3 Further Conditions to the Obligation of Seller................51

Article VIII. INDEMNIFICATION................................................52

   Section 8.1 Indemnification by Seller.....................................52
   Section 8.2 Indemnification by Buyer......................................53
   Section 8.3 Disposition of Indemnification Escrow.........................53
   Section 8.4 Indemnification Procedures....................................53
   Section 8.5 Indemnification Limitations...................................55

Article IX. TERMINATION......................................................56

   Section 9.1 Termination...................................................56
   Section 9.2 Effect of Termination.........................................57

Article X. IN GENERAL........................................................57

   Section 10.1 Notices......................................................57
   Section 10.2 Amendment; Waiver............................................58
   Section 10.3 No Assignment or Benefit to Third Parties....................58
   Section 10.4 Survival.....................................................59
   Section 10.5 Expenses.....................................................59
   Section 10.6 Schedules, Exhibits, Etc.....................................59
   Section 10.7 Governing Law................................................60
   Section 10.8 Alternate Dispute Resolution.................................60
   Section 10.9 Submission to Jurisdiction...................................60
   Section 10.10 Remedies Cumulative.........................................61
   Section 10.11 Inferences..................................................61
   Section 10.12 Severability................................................61
   Section 10.13 Entire Agreement............................................61
   Section 10.14 Headings....................................................61
   Section 10.15 Counterparts................................................61
   Section 10.16 Facsimiles..................................................62

TABLE OF EXHIBITS AND SCHEDULES..............................................64

                            ASSET PURCHASE AGREEMENT

     THIS AGREEMENT is made as of January 12, 2004 by and among Mapletree Networks, Inc., a Delaware corporation ("Seller"), Performance Technologies, Incorporated, a Delaware corporation ("Buyer"), and PTI Massachusetts Corporation, a Delaware corporation ("Acquisition Sub").

     WHEREAS, Seller is engaged in the business of providing voice, data and fax access technology for OEMs (collectively, the "Business"); and

     WHEREAS, the parties desire that Seller sell, transfer, assign and license to Acquisition Sub, and that Acquisition Sub purchase, license and assume from Seller certain specified assets and liabilities related to the Business, all as more specifically provided herein;

     NOW, THEREFORE, in consideration of the premises and the mutual representations, warranties, covenants and undertakings contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                              Article I.Definitions

     Section 1.1 Certain Definitions.

     The following terms will, when used in this Agreement, have the following respective meanings:

     "2003 Audit" means the audited consolidated balance sheet, statement of operations and statement of cash flows of Seller as of and for the fiscal year ended December 31, 2003, including the notes and schedules thereto, certified by Ernst & Young LLP (or such other independent auditor mutually agreed to by Buyer and Seller).

     "Affiliate" means, with respect to a Person, any other Person directly or indirectly controlling, controlled by, or under common control with, such Person at any time during the period for which the determination of affiliation is being made. For purposes of this definition, the term "control" means, with respect to any Person, the possession, directly or indirectly, of the power to direct or cause the direction of management policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

     "Agreement" means this Asset Purchase Agreement, as the same may be amended or supplemented from time to time in accordance with the terms hereof, together with the exhibits and schedules thereto.

     "Ancillary Agreements" means, collectively, the Escrow Agreement attached to this Agreement as Exhibit A, the Business Plan attached to this Agreement as Exhibit B, the Indemnification Substitution Agreement attached to this Agreement as Exhibit C, and the Stockholder Escrow Agreement attached to this Agreement as Exhibit D, each as more fully described herein.

     "Antitrust Laws" means and includes the Sherman Act, as amended, the Clayton Act, as amended, the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, the Federal Trade Commission Act, as amended, national competition Laws and all other U.S. or non-U.S. Laws that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade.

     "Applicable Employees" is defined in Section 6.1(a)(i) of this Agreement.

     "Approvals" means, collectively, the consents, approvals, waivers, authorizations, novations, notices and filings required in connection with the consummation of the Transaction (or of any portion of the Transaction), which are listed on Schedule 1.1.

     "Assumed Contracts" is defined in Section 2.1(c) of this Agreement.

     "Assumed Liabilities" is defined in Section 2.5 of this Agreement.

     "Assumed License Agreements" is defined in Section 2.1(c)(i) of this Agreement.

     "Benefits Plans" is defined in Section 3.21(a) of this Agreement.

     "Books and Records" means books, ledgers, files (including personnel files), reports, operating records, accounting records, price lists, correspondence and other forms of information, in any form or medium, relating in any manner to the business, operations or financial or statistical history of a Person.

     "Business Plan" means that certain plan of operation for the Business during the period commencing on the Closing Date and continuing until December 31, 2004 (unless earlier terminated) attached to this Agreement as Exhibit B.

     "Buyer Benefit Plans" is defined in Section 6.1(d) of this Agreement.

     "Buyer Indemnified Parties" is defined in Section 8.1 of this Agreement.

     "Buyer Losses" is defined in Section 8.1 of this Agreement.

     "Change of Control" means: (a) with respect to Acquisition Sub, (i) a sale of substantially all of the assets of Acquisition Sub to a Person who is neither Buyer nor a wholly owned subsidiary of Buyer, or (ii) a consolidation or merger of Acquisition Sub or a sale or other transfer of beneficial ownership (as defined in the Securities Act) of the equity securities of Acquisition Sub, in one or a series of related transactions, resulting in neither Buyer nor a wholly owned subsidiary of Buyer beneficially owning the Acquisition Sub; and (b) with respect to Buyer, (i) a sale of substantially all of the assets of Buyer to a Person who is not controlled by Buyer, (ii) a consolidation or merger of Buyer in which the shareholders of Buyer immediately prior to the consummation of such transaction do not hold at least a majority of the voting power of the surviving entity, or (iii) any Person is or becomes the beneficial owner (as defined Rule 13d-3 under the Securities Exchange Act of 1934, as amended), directly or indirectly, of securities of Buyer (excluding from the securities beneficially owned by such Person any securities acquired directly from Buyer or its Affiliates) representing fifty percent (50%) or more of the combined voting power of Buyer's then outstanding securities.

     "Chosen Court" is defined in Section 10.9 of this Agreement.

     "Claim" means any pending contest, claim, charge, demand, assessment, action, cause of action, complaint, litigation, proceeding, hearing or notice involving any Person.

     "Claim Notice" is defined in Section 8.4(b) of this Agreement.

     "Closing" means the closing and consummation of the Transaction.

     "Closing Consideration" is defined in Section 2.6(a) of this Agreement.

     "Closing Date" is defined in Section 2.7 of this Agreement.

     "Closing Documents" means: (a) with respect to Seller, all agreements, documents and instruments, including the Ancillary Agreements, required to be delivered by Seller at Closing, as set forth in Section 7.2; and (b) with respect to Buyer and Acquisition Sub, all agreements, documents and instruments, including the Ancillary Agreements, required to be delivered by Buyer and Acquisition Sub at Closing, as set forth in Section 7.3.

     "COBRA" means the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, section 4980B of the Code and Title I, Part 6 of ERISA, and any similar state group health plan continuation law, together with all regulations and proposed regulations promulgated thereunder.

     "Code" means the Internal Revenue Code of 1986, as amended, and all Treasury Regulations promulgated thereunder.

     "Confidential Information" means all information of any kind concerning the Disclosing Party (as defined in Section 5.6) or any of its Affiliates obtained directly or indirectly from the Disclosing Party or any of its Affiliates, employees, representatives or agents in connection with the transactions contemplated by this Agreement, except information (a) ascertainable or obtained from public or published sources, (b) received from a third party who is under no obligation to keep such information confidential, (c) which is or becomes known to the public (other than through a breach of this Agreement), or (d) which was in the Receiving Party's (as defined in Section 5.6) possession prior to disclosure thereof to the Receiving Party and which was not subject to any obligation to keep such information confidential. Any information relating to the Transferred Assets and any other confidential or proprietary business information transferred to Buyer hereunder shall, upon Closing, be deemed the sole and exclusive Confidential Information of Buyer.

     "Disclosing Party" is defined in Section 5.6(a) of this Agreement.

     "Disputed Earn Out Notice" is defined in Section 2.6(d) of this Agreement.

     "Earn Out Consideration" is defined in Section 2.6(a) of this Agreement.

     "Earn Out Conditions" is defined in Section 2.6(d) of this Agreement.

     "Earn Out Date" is defined in Section 2.6(d) of this Agreement.

     "Effective Time" is defined in Section 2.7 of this Agreement.

     "Employment Laws" is defined in Section 3.20 of this Agreement.

     "Encumbrances" means liens, charges, encumbrances, security interests, options or any other restrictions or third party rights.

     "Environmental Law" means, collectively, all federal, state and local statutes, common law, authorizations, regulations, ordinances, codes, published guidelines and policies, directives, judgments, injunctions, decrees and orders (including all amendments thereto) pertaining to environmental matters including but not limited to: (A) the protection, investigation or restoration of the environment, health, safety or natural resources, (B) the handling, use, presence, disposal, release or threatened release of any Hazardous Substance, or
(C) air, indoor air, noise, employee exposure, water vapor, surface water, groundwater, soil, natural resources, chemical use, health, safety and sanitation, or threat of injury to persons or property relating to any Hazardous Substance. Without limiting the generality of the foregoing, "Environmental Laws" include the Comprehensive Environmental Response, Compensation and
Liability Act, the Medical Waste Tracking Act, the Resource Conservation and Recovery Act, the Clean Air Act, the Federal Water Pollution Control Act, the Safe Water Drinking Act, the Toxic Substance Control Act and the Occupational Safety and Health Act.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

     "ERISA Affiliate" is defined in Section 3.21(f)of this Agreement.

     "Escrow Agent" means JPMorgan Chase Bank.

     "Escrow Agreement" means that certain escrow agreement by and among, Buyer, Acquisition Sub, Seller and JPMorgan Chase Bank attached to this Agreement as Exhibit A.

     "Excluded Assets" is defined in Section 2.2 of this Agreement.

     "Excluded Liabilities" is defined in Section 2.4 of this Agreement.

     "Final Balance Sheet" means the audited consolidated balance sheet of Seller as of the Closing Date, certified Ernst & Young LLP (or such other independent auditor mutually agreed to by Buyer and Seller), which will be prepared within thirty (30) days of Closing.

     "Final Net Asset Value" is defined in Section 2.6(e) of this Agreement.

     "Final Net Asset Value Holdback" is defined in Section 2.6(e)(i)(A) of this Agreement.

     "Financial Statements" means: (a) the audited consolidated balance sheet, statement of operations and statement of cash flows of Seller as of and for the fiscal years ended December 31, 2000, 2001 and 2002, including the notes and schedules thereto, certified by Arthur Andersen LLP, with respect to 2000, and Ernst & Young LLP, with respect to 2001 and 2002; and (b) the Provisional Balance Sheet, all of which shall comprise Schedule 3.7(a).

     "GAAP" means generally accepted accounting principles, methods and practices, consistently applied, set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants, and statements and pronouncements of the Financial Accounting Standards Board, the Securities and Exchange Commission or of such other Person as may be approved by a significant segment of the U.S. accounting profession, in each case as of the date or period at issue, and as applied in the U.S. to U.S. companies.

     "Governmental Authorizations" means all licenses, permits, certificates and other authorizations and approvals of any Governmental Entity required under any Law to carry on the Business as currently conducted or anticipated in the Ordinary Course.

     "Governmental Entity" means any U.S. or non-U.S. local, state, federal or other government, including each of their respective branches, departments, agencies, courts, instrumentalities or other subdivisions.

     "Hazardous Substance" means and includes: (a) any hazardous materials, hazardous wastes, hazardous substances and toxic substances as those or similar items are defined under any Environmental Law; (b) any asbestos or any material that contains any hydrated mineral silicate, including chrysolite, amosite, crocidolite, tremolite, anthophylite and/or actinolite, whether friable or non-friable; (c) any polychlorinated biphenyls or polychlorinated biphenyl-containing materials or fluids; (d) radon; (e) any other hazardous, explosive, flammable, infectious, carcinogenic, mutagenic, radioactive, toxic or noxious substance, material, pollutant, contaminant or solid, liquid or gaseous waste; (f) any petroleum, petroleum hydrocarbons, petroleum products, crude oil or any fractions thereof, natural gas or synthetic gas; and (h) any substance that, whether by its nature or its use, is or becomes subject to regulation under any Environmental Laws or with respect to which any Environmental Laws or Governmental Entity requires or will require environmental investigation, monitoring or remediation.

     "Hired Employees" is defined in Section 6.1(a) of this Agreement.

     "Indemnification Substitution Agreement" is defined in Section 7.2(c) of this Agreement.

     "Indemnified Parties" means, as appropriate in the context, either the Buyer Indemnified Parties or the Seller Indemnified Parties, which terms are defined in Article VIII.

     "Indemnifying Party" means a party obligated to provide indemnification pursuant to Article VIII.

     "Indemnity Escrow" is defined in Section 2.6(c)(i) of this Agreement.

     "Intellectual Property" means patents, inventions, trade secrets, concepts, know-how, inventions, discoveries, disclosures, copyrights (whether registered or unregistered), works of authorship, trademarks (whether registered or unregistered), service marks (whether registered or unregistered), mask works, trade names, trade dress, product names, slogans, logos and Internet domain names, including registrations and applications for any of the foregoing, software, firmware, object code, source code, specifications, processes, drawings, designs, technology, methods, techniques, formulae, work papers, and proprietary information and documents incorporating any similar rights, including technical reports and laboratory data (in all media).

     "Inventory" is defined in Section 2.1(d) of this Agreement.

     "Law" means any applicable law (including common law), statute, ordinance, rule, regulation, code, order, judgment, injunction, decree or judicial or administrative doctrine that is promulgated or issued by any Governmental Entity.

     "Liability" means any direct or indirect indebtedness, liability, damage, deficiency, obligation or responsibility, fixed or unfixed, choate or inchoate, liquidated or unliquidated, secured or unsecured, accrued, absolute, contingent or otherwise.

     "Losses" means liabilities, losses, interest, penalties and reasonable costs and expenses associated therewith (including reasonable attorneys' fees, litigation costs, fines, penalties and expenses of investigation), whether asserted by a party to this Agreement or by a third party, but in no event includes incidental or consequential damages.

     "Material Adverse Effect" means a material adverse effect on the Transferred Assets or on Seller's ability to perform its obligations under this Agreement, other than (a) effects that (1) result from changes in general economic conditions, (2) are the result of factors generally affecting Seller's industry or are the result of any changes in any regulation or statute that has or would reasonably be expected to have an industry-wide effect, or (3) result from the consummation of the transactions hereby or any of the actions required to be taken by Seller hereunder, or (b) any change in GAAP or changes in laws or regulations or the interpretation thereof.

     "Net Assets" means total assets (excluding cash and cash equivalents) minus total liabilities, as determined in accordance with GAAP.

     "Net Asset Value Holdback" is defined in Section 2.6(c)(ii) of this Agreement.

     "Net Operating Profit" means income from operations, as set forth in greater detail in the Business Plan.

     "No-Shop Period" is defined in Section 5.5(a) of this Agreement.

     "Notice Period" is defined in Section 8.4(c) of this Agreement.

     "Ordinary Course" means the ordinary course of business of the Business, consistent with past practices.

     "Patents" is defined in Section 2.1(a)(ii) of this Agreement.

     "Permitted Encumbrances" means Encumbrances that secure or constitute an Assumed Liability that is recorded on the Books and Records of Seller as of the Closing Date, as well as (a) mechanic's, materialmen's, carrier's, workman's, repairmen's and similar liens, (b) liens arising under worker's compensation, unemployment insurance, social security, retirement and similar legislation, (c) liens on goods in transit incurred pursuant to documentary letters of credit, and (d) purchase money liens, in each case arising in the Ordinary Course.

     "Person" means an individual, a corporation, a partnership, a limited liability company, an association, a trust or any other entity or organization.

     "Potential Material Event" is defined in Section 2.6(d) of this Agreement.

     "Prior Service" is defined in Section 6.1(d) of this Agreement.

     "Products" is defined in Section 2.1(b) of this Agreement.

     "Provisional Balance Sheet" means the unaudited consolidated balance sheet of Seller as of November 30, 2003 or as of such other later date before the Closing Date mutually agreed to by Buyer and Seller.

     "Provisional Net Asset Value" is defined in Section 2.6(b)(iii) of this Agreement.

     "Purchase Price" is defined in Section 2.6(a) of this Agreement.

     "Purchase Transaction" is defined in Section 5.5(b) of this Agreement.

     "Receiving Party" is defined in Section 5.6(a) of this Agreement.

     "Registration Rights Agreement" is defined in Section 2.6(d) of this Agreement.

     "Securities Act" means the Securities Act of 1933, as amended.

     "Seller Indemnified Parties" is defined in Section 8.2 of this Agreement.

     "Seller Losses" is defined in Section 8.2 of this Agreement.

     "Seller Subsidiary" means: Mapletree Networks Limited, a company organized under the United Kingdom Companies Act of 1985.

     "Senior Managers" is defined in Section 10.8 of this Agreement.

     "Software" is defined in Section 2.1(a)(i) of this Agreement.


     "Stockholder Escrow Agreement" is defined in Section 7.2(c) of this Agreement.

     "Subsidiary" means any Person, 50 percent or more of the outstanding equity interests of which are owned, directly or indirectly, by another Person.

     "Tax" or "Taxes" means any and all federal, state, local and foreign taxes, assessments and other governmental charges, duties, impositions and liabilities, including taxes based upon or measured by gross receipts, income, profits, sales, use and occupation, and value added, ad valorem, transfer, franchise, withholding, payroll, recapture, employment, excise and property taxes as well as public imposts, fees and social security charges (including but not limited to health, unemployment and pension insurance), together with all interest, penalties and additions imposed with respect to such amounts.

     "Tax Return" means any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

     "Technical Documentation" is defined in Section 2.1(e) of this Agreement.

     "Trademarks" is defined in Section 2.1(a)(iii) of this Agreement.

     "Transferred Assets" is defined in Section 2.1 of this Agreement.

     "Transferred Intellectual Property" is defined in Section 2.1(a) of this Agreement.

     "Transaction" means, collectively, the purchase and sale of the Transferred Assets, the assumption of the Assumed Liabilities and the execution and delivery of the Closing Documents and the other transactions, all as herein provided.

     "U.S." means the United States of America.

     "VTech" means VTech Networks Co., Ltd., a company located in Dongguan, Guangdong, China, and its Affiliates.

Section 1.2 Iterpretation.

     In this Agreement, unless the express context otherwise requires: (a) the words "herein," "hereof" and "hereunder" and words of similar import refer to this Agreement as a whole and not to any particular provision of this Agreement;
(b) references to "Article" or "Section" are to the respective Articles and Sections of this Agreement, and references to "Exhibit" or "Schedule" are to the respective Exhibits and Schedules annexed hereto; (c) references to a "party" mean a party to this Agreement and include references to such party's permitted successors and permitted assigns; (d) references to a "third party" mean a Person not a party to this Agreement; (e) the terms "dollars" and "$" means U.S. dollars; (f) terms defined in the singular have a comparable meaning when used in the plural, and vice versa; (g) references to a party's "knowledge" or any similar phrase means with respect to any Person, the actual knowledge of such Person. In the case of Seller, knowledge shall include only the actual collective knowledge of Sean Aruda, Ali Bigdeliazari, Brian Millette (only with respect to Sections 3.7, 3.10(b), 3.11, 3.12, 3.14, 3.15, 3.17, 3.18, 3.19,
3.20, 3.21 and 3.24), Liz Gerald (only with respect to Sections 3.7, 3.10(b), 3.11, 3.18, 3.22 and 3.24), Martin Bond (only with respect to Sections 3.7, 3.11, 3.17, 3.18 and 3.24) and Joanne Regali (only with respect to Sections 3.7, 3.10(b), 3.11, 3.19, 3.20, 3.21 and 3.24); h) the masculine pronoun includes the feminine and the neuter, and vice versa, as appropriate in the context;  and
(i) wherever the word "include," "includes" or "including" is used in this Agreement, it will be deemed to be followed by the words "without limitation."

     Section 1.3 Accounting Conventions.

     Except as expressly provided otherwise herein, all references in this Agreement to financial terms will be deemed to refer to such terms as they are defined under GAAP, consistently applied.

                          Article II. PURCHASE AND SALE

     Section 2.1 Purchase and Sale of Assets.

     On the terms and subject to the conditions set forth herein, at Closing, Seller will sell, convey, transfer, assign and deliver to Acquisition Sub, and Acquisition Sub will purchase from Seller, all of Seller's and Seller Subsidiary's right, title and interest in and to the following listed assets (except for those assets that are defined in Section 2.2 as Excluded Assets), in each such case as the same exist on the Closing Date (collectively, the "Transferred Assets"):

     (a) all Intellectual Property, including the following (collectively, the "Transferred Intellectual Property"):

          (i) Trade secrets, know-how, inventions, patents, copyrights, designs, technical processes in works of authorship, source code, object code, design documentation and procedures for product generation and testing of all computer software and firmware, including that listed on Schedule 2.1(a)(i) and including the software rules and algorithms, flowcharts, and Technical Documentation (collectively, the "Software"), all products owned by Seller or Seller Subsidiary including those listed on Schedule 2.1(b) and including all proposed or unimplemented developments or improvements thereof (the "Products"), all product development projects, including those listed on Schedule 2.1(b), and all Internet, intranet and World Wide Web content, sites, domain names and pages, and all HTML and other code related thereto, including those listed on Schedule 2.1(a)(i).

          (ii) all patents and patent applications, including those listed on Schedule 2.1(a)(ii), together with any division, continuation, continuation-in-part, continuing prosecution application, continued examination application, reinstatement, reexamination, revival, reissue, extension or substitution of any thereof, and corresponding foreign applications, patents and rights thereto, including, in all cases, the right to sue for past infringement thereof and to collect any past or future royalties or other payments in connection therewith (collectively, the "Patents");

          (iii) all trademarks, service marks, trade names, trade dress, product names, slogans and logos, including those listed on Schedule 2.1(a)(iii), and corresponding foreign applications, marks and rights thereto, including, in all cases, the right to sue for past infringement thereof and to collect any past or future royalties or other payments in connection therewith (collectively, the "Trademarks"); and

     (b) The Products, the Software, all product development projects, including those listed on Schedule 2.1(b), and all Internet, intranet and World Wide Web content, sites, domain names and pages, and all HTML and other code related thereto, including those listed on Schedule 2.1(a)(i);

     (c)   only  the  following  contracts  and   instruments,   and  no  others
(collectively,  the  "Assumed Contracts"):

          (i) those contracts, agreements, licenses (whether granted to or by a third party) and other commitments and arrangements, oral or written, with any Person respecting the ownership, license, acquisition, design, development, distribution, marketing, use, maintenance, support or enhancement of Transferred Intellectual Property, related technical or user documentation or databases (including royalty, work-for-hire, consulting, employment, dealership and franchise agreements), which are listed on Schedule 2.1(c)(i) (the "Assumed License Agreements"); and

          (ii) those other agreements, contracts, subcontracts, leases and subleases of personal property, arrangements, commitments, licenses and sublicenses, with customers, suppliers, resellers, distributors, current, former or prospective employees, employee groups, or other third parties, which are listed on Schedule 2.1(c)(ii);

     (d) all inventories of (i) Products (including parts, components, supplies and the like for Products); (ii) computer program code (in all media) and materials; (iii) program documentation, including user materials; and (iv) all other unused or reusable materials, stores and supplies, including those of the nature or type reflected on the Provisional Balance Sheet or on Schedule 2.1(d) (the "Inventory");

     (e) all technical and descriptive materials owned by Seller or Seller Subsidiary in all media (other than Inventory) relating to the acquisition, design, development, use or maintenance of Transferred Intellectual Property or the Products, including any compilers, tools, libraries, debuggers and higher level or proprietary language (the "Technical Documentation");

     (f) all of the furniture, fixtures, equipment, computer equipment and hardware, vehicles, machinery, apparatus, media, tools, appliances, implements, supplies and other tangible personal property of Seller wherever located, along with all rights under related product warranties, including any leasehold improvements owned by Seller for Seller's leased premises located in Norwood, Massachusetts for any portion of such premises that Buyer occupies after the Closing;

     (g) all customer lists and documentation (in all media) relating to the customers of the Business;

     (h) as the same relate to the other Transferred Assets enumerated herein, all Books and Records, and all proprietary and non-proprietary business information, including marketing and sales materials and publications, product literature, reports, plans, records, pricing, cost and other manuals, advertising materials, catalogues, sales, service and maintenance records, and training materials (provided, however, that Seller may maintain copies of all Books and Records);

     (i) to the extent their transfer is permitted by Law, all Governmental Authorizations which are required for the conduct of the Business, and all applications therefore;

     (j) all Claims that Seller may have against any Person relating to or arising out of any Transferred Asset or any Hired Employee, including rights to recover damages, settlements, rights to refunds, Claims for compensation or benefits, insurance Claims, Claims of infringement or past infringement of any Intellectual Property rights and royalty or similar rights related to any Transferred Intellectual Property;

     (k) the assets,  if any,  that are listed on Schedule  2.1(k);

     (l) all accounts receivable of Seller; and

     (m) all goodwill of the Business associated with the foregoing enumerated Transferred Assets.

     Section 2.2 Excluded Assets.

     Notwithstanding anything herein to the contrary, from and after Closing, Seller will retain all of its existing right, title and interest in and to, and there will be excluded from the sale, conveyance, assignment or transfer to Acquisition Sub hereunder, and the Transferred Assets will not include, all assets of Seller and Seller Subsidiary that are not Transferred Assets, including, without limitation, the following, in each case as the same exists on the Closing Date (collectively, the "Excluded Assets"):

     (a) all other agreements, instruments, contracts, subcontracts, leases, subleases, arrangements, commitments, licenses, sublicenses and independent contractor agreements, written or oral, that are not Assumed Contracts;

     (b) all employee compensation, retirement, pension, severance, deferred compensation, health, welfare or benefit plans and programs, and all funds and accounts held thereunder;

     (c) all real property, including land, buildings, structures and improvements thereon, appurtenances thereto and interests therein (including leasehold or possessory interests), and all fixtures constituting part of such real property, except as provided in Section 2.1(f);

     (d) all refunds, overpayments and prepayments of Taxes and duties paid by Seller,

     (e) all Tax Returns of Seller and all other Books and Records related thereto;

     (f) all corporate minute books and stock records of Seller and all other Books and Records related thereto;

     (g) the capital stock of any Subsidiary;

     (h) cash and cash  equivalents;  and

     (i) the assets, if any, that are set forth on Schedule 2.2(i).

     Section 2.3 Inability to Assign Assumed Contracts.

     (a) Notwithstanding anything to the contrary contained in this Agreement or in any Closing Document, to the extent that the assignment or attempted assignment to Acquisition Sub of any Assumed Contract, or any Claim, right or benefit arising thereunder or resulting therefrom, is prohibited by any Law, or would require any consent, approval, waiver, authorization or novation by a Governmental Entity or a Person and such consent, approval, waiver, authorization or novation has not been obtained prior to Closing and in a form reasonably acceptable to Acquisition Sub, or with respect to which any attempted assignment would be ineffective or would materially adversely affect the rights of Seller or Acquisition Sub thereunder, then this Agreement will not constitute an assignment or attempted assignment thereof, and the same will not be assigned at Closing.

     (b) Both prior and subsequent to Closing, the parties will use commercially reasonable efforts, and cooperate with each other, to obtain promptly all consents, approvals, waivers, authorizations or novations, including all Approvals, for the Assumed Contracts on terms reasonably acceptable to Buyer and Acquisition Sub. Seller will bear and pay the cost of all filing, recordation and similar fees and Taxes incurred after the date hereof but prior to the Closing and payable to Governmental Entities in connection with assignment of the Assumed Contracts, and any additional fees or charges (howsoever denominated) incurred prior to the Closing required by any Persons in connection with the assignment of any Assumed Contract or obtaining any consent, approval, waiver, authorization or novation, including any Approval. Acquisition Sub shall be liable for any such additional fees or charges incurred after the Closing, provided that the decision to incur such fees or charges was made by Sean Aruda or Ali Bigdeliazari. Notwithstanding anything to the contrary contained in this Agreement or in any Closing Document, Seller shall not be deemed to have breached any covenant if it fails to procure any consent to assignment of any Assumed Contract other than those Assumed Contracts described in Section 7.2(k).

     (c) Seller will pay to Acquisition Sub, when received, all income, proceeds and other monies received by Seller from third parties to the extent related to Acquisition Sub's intended rights under any Assumed Contract, as contemplated by this Section 2.3(c). Once any such consent, approval, waiver, authorization or novation is obtained or made in a form acceptable to Acquisition Sub in its sole discretion, Seller will assign such Assumed Contract to Acquisition Sub at no additional cost. Any expenses incurred by Seller, and any reasonable expenses incurred by Acquisition Sub, in connection with the arrangements contemplated by this Section 2.3(c) will be borne by Seller.

     (d) The provisions of this Section 2.3 shall not affect the right of Buyer and Acquisition Sub to elect not to consummate the Transaction contemplated by this Agreement if the conditions to its obligations hereunder contained in
Article VII hereof have not been otherwise fulfilled.

     Section 2.4 Excluded Liabilities.

     It is expressly understood and agreed that neither Buyer nor Acquisition Sub (nor any of their Affiliates) will assume, nor will any of them be liable for, any Liability of Seller, any Seller Subsidiary, any Affiliate of Seller or the Business, of any kind or nature, at any time existing or asserted, howsoever arising, whether or not accrued, whether fixed, contingent or otherwise, whether known or unknown, liquidated or unliquidated, due or to become due, and whether or not recorded on the Books and Records of any Person, unless such Liability is expressly within the definition of Assumed Liabilities under Section 2.5. All Liabilities that are not expressly within the definition of Assumed Liabilities under Section 2.5 are referred to collectively as the "Excluded Liabilities."

      Section 2.5 Assumption of Certain Liabilities.

     It is expressly understood and agreed that, on the terms and subject to the conditions set forth herein, Acquisition Sub, severally, will assume and agree to satisfy and discharge or perform when due only the following Liabilities of Seller, at any time existing or asserted, howsoever arising, whether or not accrued, whether fixed, contingent or otherwise, whether known or unknown, liquidated or unliquidated, due or to become due, and whether or not recorded on the Books and Records of any Person (but no others Liabilities) (collectively, the "Assumed Liabilities"):

     (a) all Liabilities and obligations for future performance arising under the Assumed Contracts to the extent that the rights and benefits of Seller thereunder are after the Closing Date, subject to Section 2.3(c) hereof, effectively transferred or assigned to Acquisition Sub, or novated for the benefit of Acquisition Sub;

     (b) all Liabilities that arise out of or relate to the Transferred Assets (other than the Assumed Contracts and Governmental Authorizations) to the extent such Liabilities are attributable to occurrences and circumstances arising following Closing;

     (c) all Liabilities identified on the Final Balance Sheet (including any pre-Closing warranty liability for Products), but only up to the amount of Liabilities set forth on the Final Balance Sheet (and, with respect to warranty liability for Products, only up to the amount of the warranty reserve set forth therein).

     Section 2.6 Purchase Price.

     (a) On the terms and subject to the conditions set forth in this Agreement, the purchase price for the Transferred Assets is eight million two hundred fifty thousand dollars ($8,250,000) (the "Purchase Price"). The Purchase Price shall consist of (i) six million six hundred twenty-five thousand dollars ($6,625,000) to be paid at Closing (the "Closing Consideration") and (ii) one million six hundred twenty-five thousand dollars ($1,625,000), in each case as adjusted in accordance with the terms of this Agreement, to be paid, if at all, no later than March 31, 2005 (the "Earn Out Consideration").

     (b)  The  Closing   Consideration   shall  be  subject  to  the   following
adjustments,   which,  as  applied,  shall  yield  the  amount  of  the  Closing
Consideration to be paid to Seller at Closing:

               (i) the amount of the Closing Consideration shall be reduced by the aggregate amounts of the outstanding current debt and long-term debt of Seller owed to Comerica Bank and Comdisco, as reflected in each lender's payoff letter (in form and substance mutually satisfactory to Buyer and Seller) and those holders of the Company's notes listed on Schedule 3.24, provided that Buyer shall repay all such amounts owed to Comerica Bank, Comdisco and the parties listed on Schedule 3.24 at the Closing;

               (ii) the amount of the Closing Consideration shall be reduced by the aggregate amount of the accounts payable of Seller more than forty (40) days past due as of the Closing Date, as well as the aggregate amount of any accounts payable of Seller incurred outside the Ordinary Course, including accounts payable due to expenses (including legal and accounting fees and expenses) associated with the Transaction (including the negotiation and execution of this Agreement), all as set forth on Schedule 2.6(b)(ii); and

               (iii)  subject to later adjustment in accordance with Section 2.6
               (e) of this Agreement, the amount of the Closing Consideration shall be increased by the amount, if any, by which the value of the Net Assets of Seller, as reflected on the Provisional Balance Sheet (the "Provisional Net Asset Value"), is more than nine hundred sixty-nine thousand five hundred dollars ($969,500), provided, however, that no such increase shall be made to the amount of the Closing Consideration if the amount by which the Provisional Net Asset Value exceeds nine hundred sixty-nine thousand five hundred dollars ($969,500) is less than fifty thousand dollars ($50,000).

     (c) On the terms and subject to the conditions set forth in this Agreement, at Closing, Buyer shall pay the Closing Consideration, as adjusted, as follows:

               (i) by depositing with the Escrow Agent the amount of one million five hundred thousand dollars ($1,500,000) (the "Indemnity Escrow") for disposition as provided in the Escrow Agreement and in accordance with Section 8.3 of this Agreement;

               (ii) by increasing the Indemnity Escrow by the amount, if any, by which the value of the Provisional Net Asset Value is less than nine hundred sixty-nine thousand five hundred dollars ($969,500) (the "Net Asset Value Holdback") for disposition as provided for by Section 2.6(e) of this Agreement, provided, however, that no such retention shall be made if the Net Asset Value Holdback is less than fifty thousand dollars ($50,000); and

               (iii) by wire transfers of immediately available funds in the aggregate amount of the balance of the Closing Consideration, as adjusted, to the accounts designated in writing by Seller at least two (2) business days prior to Closing.

     (d) On or before March 31, 2005, Buyer shall pay to Seller the Earn Out Consideration if, and only if, all of the conditions below (the "Earn Out Conditions") are satisfied on or before March 31, 2005:

               (i) during the period beginning on the Closing Date, and ending on December 31, 2004, the Business, on a stand alone basis as operated by Acquisition Sub in accordance with the Business Plan, shall have total gross revenue exceeding ten million dollars ($10,000,000);

               (ii) during the period beginning on the Closing Date and ending on December 31, 2004, the gross margin, determined in accordance with GAAP, of the Business, on a stand alone basis as operated by Acquisition Sub in accordance with the Business Plan, shall be at least sixty-two percent (62%); and

               (iii) the Business, on a stand alone basis as operated by Acquisition Sub in accordance with the Business Plan, shall achieve a Net Operating Profit in each of the following periods:
               (A) Closing Date to March 31, 2004; (B) April 1, 2004 to June 30 2004; (C) July 1, 2004 to September 30, 2004; and (D) October 1, 2004 toDecember 31, 2004.

     Within two (2) business days of the date on which Buyer determines whether the Earn Out Conditions are satisfied, which shall in no event be later than March 31, 2005, but which, for the avoidance of doubt and by way of example, could be as early as April 1, 2004 if the condition contained in Section 2.6(d)(iii)(A) fails, Buyer shall provide Seller with a notice of such determination in accordance with Section 10.1 of this Agreement, which notice shall provide reasonable detail for any determination that any of Earn Out Conditions have not been met. If Buyer determines that one or more of the Earn Out Conditions have not been satisfied, Seller shall have the right to audit such Books and Records of Acquisition Sub and the Business, as maintained by Acquisition Sub during the relevant period or periods, to verify the accuracy of Buyer's determination. Such audit rights shall be subject to reasonable time, place and manner restrictions imposed by Buyer.

     If Seller delivers a written notice (the "Disputed Earn Out Notice") to Buyer, stating that Seller objects to Buyer's determination that the Earn Out Conditions have not been satisfied and explaining in reasonable detail the basis for such objection, Seller and Buyer will attempt to resolve and finally determine and agree upon whether the Earn Out Conditions have been satisfied. If Buyer and Seller are unable to agree upon whether the Earn Out Conditions have been satisfied within 30 days after deliver of the Disputed Earn Out Notice, they will select an independent, nationally recognized accounting firm to make a determination as to whether the Earn Out Conditions have been satisfied, which accounting firm must be reasonably acceptable to Seller and Buyer. The determination of the accounting firm so selected will be made within 60 days after such selection and will be final and binding on the parties. The fees, costs and expenses of the accounting firm so selected will be borne by the party the position of which did not prevail in such determination.

     Buyer shall pay the Earn Out Consideration to Seller upon the breach by Buyer or Acquisition Sub of the covenant set forth in Section 5.21 hereof. If Seller believes that Buyer or Acquisition Sub is in breach of the covenant set forth in Section 5.21 hereof, then Seller shall deliver a written notice (the "Business Plan Breach Notice") to Buyer, setting forth Seller's belief that such breach has occurred and stating in reasonable detail Seller's basis for alleging that such a breach has occurred or is occurring. Buyer or Acquisition Sub shall have ten (10) business days from Buyer's receipt of a Business Plan Breach Notice to attempt to cure the alleged breach described in the Business Plan Breach Notice, and in no event shall the Earn Out Consideration be paid to Seller on account of the alleged breach described in the Business Plan Breach Notice until Buyer or Acquisition Sub has had ten (10) business days from Buyer's receipt of the Business Plan Breach Notice to attempt to cure such alleged breach.

     Buyer shall pay a portion of the Earn Out Consideration, as determined below, to Seller immediately upon the occurrence of a Change of Control. The portion of the Earn Out Consideration to be paid, if at all, pursuant to the preceding sentence shall be determined as follows: (a) if the Change of Control occurs on or before March 31, 2004, no Earn Out Consideration shall be paid by virtue of the Change of Control; (b) if the Change of Control occurs after March 31, 2004 but on or before June 30, 2004, that portion of the Earn Out
Consideration equal to ratio of the total gross revenue of the Business (calculated as required in Section 2.6(d)(i)) from the period from Closing to March 31, 2004 to $10,000,000 shall be paid by virtue of the Change of Control, provided that each of the Earn Out Conditions is satisfied at such time, where the measuring periods in Section 2.6(d)(i) and Section 2.6(d)(ii) are reduced to the period from Closing to March 31, 2004 and the total gross revenue target in
Section 2.6(d)(i) is reduced to two million one hundred thousand dollars ($2,100,000) and the condition in Section 2.6(d)(iii) is measured only for the period described in clause (A) thereof; (c) if the Change of Control occurs after June 30, 2004 but on or before September 30, 2004, that portion of the Earn Out Consideration equal to the ratio of the total gross revenue of the Business (calculated as required in Section 2.6(d)(i)) from the period from Closing to June 30, 2004 to $10,000,000 shall be paid by virtue of the Change of Control, provided that each of the Earn Out Conditions is satisfied at such time, where the measuring periods in Section 2.6(d)(i) and Section 2.6(d)(ii) are reduced to the period from Closing to June 30, 2004 and the total gross revenue target in Section 2.6(d)(i) is reduced to four million four hundred thousand dollars ($4,400,000) and the condition in Section 2.6(d)(iii) is measured only for the periods described clauses (A) and (B) thereof; or (d) if the Change of Control occurs after September 30, 2004 but on or before December 31, 2004, that portion of the Earn Out Consideration equal to the ratio of the total gross revenue of the Business (calculated as required in Section 2.6(d)(i)) from the period from Closing to September 30, 2004 to $10,000,000 shall be paid by virtue of the Change of Control, provided that each of the Earn Out Conditions is satisfied at such time, where the measuring periods in Section 2.6(d)(i) and Section 2.6(d)(ii) are reduced to the period from Closing to September 30, 2004 and the total gross revenue target in Section 2.6(d)(i) is reduced to seven million dollars ($7,000,000) and the condition in Section 2.6(d)(iii) is measured only for the periods described in clauses (A), (B) and
(C) thereof. In addition, the payment to Seller of none or a portion of the Earn Out Consideration, as described in the preceding sentence, shall not impair Seller's ability to obtain the balance of the Earn Out Consideration upon the fulfillment by Seller of the Earn Out Conditions in accordance with, and as set forth in, Section 2.6(d) hereof, and Buyer shall cause the acquiring or surviving entity in the Change of Control to assume Buyer's rights and obligations hereto.

     If Buyer is required to pay any portion of the Earn Out Consideration, Buyer shall pay such Earn Out Consideration in cash promptly (and in any event within two business days of the satisfaction of the Earn Out Conditions) by wire transfer of immediately available funds to an account designated in writing by Seller.

     If any portion of the Earn Out Consideration is not paid in full when due, then the unpaid amount of such Earn Out Consideration shall bear interest at a rate of eleven and one half percent (11.5%) per annum until paid in full. Interest shall be payable monthly in arrears as of the last day of each month. Notwithstanding any term herein to the contrary, the interest rate on the Earn Out Consideration shall not exceed the maximum rate permitted by law.

     The amount of the Earn Out Consideration shall be increased by the net amount, if any, by which the amount of the Closing Consideration was decreased pursuant to Sections 2.6(c)(ii) and 2.6(e) of this Agreement.

     The amount of the Earn Out Consideration shall be decreased by the net amount, if any, by which the amount of the Closing Consideration was increased pursuant to Sections 2.6(b)(iii) and 2.6(e) of this Agreement.

     If the Earn Out Conditions are not satisfied on or before March 31, 2005, then Seller shall no longer have any right to receive the Earn Out Consideration, and Buyer shall be forever relieved of any obligation to pay the Earn Out Consideration to Seller. Notwithstanding the foregoing, at any time after Closing, Buyer may, in its sole discretion, pay the Earn Out Consideration to Seller, irrespective of whether the Earn Out Conditions are satisfied.


     (e) Within thirty (30) days of the Closing, the final value of the Net Assets of the Business shall be determined by reference to the Final Balance Sheet (the "Final Net Asset Value"). For the purpose of calculating the Final Net Asset Value, the aggregate outstanding current debt and long-term debt of Seller owed to Comerica Bank, Comdisco and the parties listed on Schedule 3.24, as reflected in each lender's payoff letter (in form and substance mutually satisfactory to Buyer and Seller), shall be deemed by the parties to be included in and to be a part of the Final Balance Sheet. Once the Final Net Asset Value has been determined, the following adjustments shall be made, as applicable:

               (i) If the Final Net Asset Value is less than nine hundred sixty-nine thousand five hundred dollars ($969,500) and:

                       (A)  the  Indemnity  Escrow  was  increased  pursuant  to
                       Section 2.6(c)(ii) by an amount equal to the Net Asset Value Holdback, and the amount by which the Final Net Asset Value is less than nine hundred sixty-nine thousand five hundred dollars ($969,500) (the "Final Net Asset Value Holdback") is greater than the Net Asset Value Holdback, then Buyer shall be entitled to claim and receive from the Indemnity Escrow an amount equal to the Final Net Asset Value Holdback; or

                       (B)   the  Indemnity  Escrow was  increased  pursuant  to
                       Section 2.6(c)(ii) by an amount equal to the Net Asset Value Holdback, and the Final Net Asset Value Holdback is less than the Net Asset Value Holdback, then (1) Buyer shall be entitled to claim and receive from the Indemnity Escrow an amount equal to the Final Net Asset Value Holdback and (2) Seller shall be entitled to claim and receive from the Indemnity Escrow an amount equal to the difference between the Net Asset Value Holdback and the Final Net Asset Value Holdback; or

                       (C) the amount of the Closing Consideration was not increased pursuant to Section 2.6 (b) (iii) of this Agreement, then Buyer shall be entitled to claim and receive from the Indemnity Escrow the amount equal to the Final Net Asset Value Holdback; or

                       (D) the amount of the Closing Consideration was increased pursuant to Section 2.6(b) (iii) of this Agreement, then Buyer shall be entitled to claim and receive from the Indemnity Escrow an amount equal to the sum of (1) the Final Net Asset Value Holdback and (2) the amount by which the Closing Consideration was increased pursuant to
                       Section 2.6(b)(iii) of this Agreement.

               (ii) If the Final Net Asset Value is exactly nine hundred sixty-nine thousand five hundred dollars ($969,500), and:

                       (A)  the  Indemnity  Escrow  was  increased  pursuant  to
                       Section 2.6(c)(ii) by an amount equal to the Net Asset Value Holdback, then Seller shall be entitled to claim and receive from the Indemnity Escrow an amount equal to the Net Asset Value Holdback; or

                       (B) the amount of the Closing Consideration was increased pursuant to Section 2.6(b)(iii) of this Agreement, then Buyer shall be entitled to claim and receive from the
                       Indemnity  Escrow  the  amount  by  which  the   Closing
                       Consideration  was increased pursuant to  Section  2.6(b)
                       (iii) of this Agreement.

               (iii) If the Final Net Asset Value is greater than nine hundred sixty-nine thousand five hundred dollars ($969,500), and:

                       (A)  the  Indemnity  Escrow  was  increased  pursuant  to
                       Section 2.6 (c) (ii) by an amount equal to the Net Asset Value Holdback, then Seller shall be entitled to claim and receive from the Indemnity Escrow an amount equal to
                       (1) the amount of the Net Asset Value Holdback and (2) Buyer shall pay to Seller the amount by which the Final Net Asset Value is greater than nine hundred sixty-nine thousand five hundred dollars ($969,500); or

                       (B) Buyer did not increase the Indemnity Escrow pursuant to Section 2.6(c)(ii) of this Agreement by an amount equal to the Net Asset Value Holdback and the amount of the Closing Consideration was not increased pursuant to Section 2.6(b)(iii) of this Agreement, then Buyer shall pay to Seller the amount by which the Final Net Asset Value is greater than nine hundred sixty-nine thousand five hundred dollars ($969,500); or

                       (C) the amount of the Closing Consideration was increased pursuant to Section 2.6(b)(iii) of this Agreement, then such amount shall be increased, by Buyer paying an appropriate amount to Seller, or decreased, by Buyer claiming and receiving an appropriate amount from the Indemnity Escrow, as necessary, so that such amount equals the amount of the Final Net Asset Value.

               (iv) Notwithstanding anything in this Agreement to the contrary, no adjustment shall be made pursuant to Section 2.6(e) of this Agreement if the amount of such adjustment is less than fifty thousand dollars ($50,000).

     An example of the various adjustments contemplated by Sections 2.6(b), (c) and (e) of this Agreement is attached hereto as Illustration A ("Illustration A"). Illustration A is attached for illustrative purposes only, and it is not intended by the parties to be of any binding effect whatsoever.

     Section 2.7 Closing.

     Closing will take place at the offices of Buyer's counsel, Harter, Secrest & Emery LLP, 1600 Bausch & Lomb Place, Rochester, New York, at 9:00 a.m., local time, on January 16, 2004, or on such other date, or at such other time or place, as the parties may mutually agree. The date on which Closing occurs is called the "Closing Date" and Closing will be effective (the "Effective Time") as of 11:59 p.m., Rochester, New York time, on the Closing Date. The required deliveries at Closing are set forth in Article VII.

              Article III. REPRESENTATIONS AND WARRANTIES OF SELLER

     As of the date hereof, Seller represents and warrants to Buyer as follows:

     Section 3.1 Organization and Power; Stock Ownership.

Seller is a corporation duly organized, validly existing and in good standing under the Laws of the State of Delaware. Seller has all requisite corporate power and authority to enter into this Agreement and the Closing Documents, to perform its obligations hereunder and thereunder, to own, lease, operate and transfer the Transferred Assets, and to carry on the Business as now being conducted. Seller is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction where its ownership or operation of the Transferred Assets or its conduct of the Business requires such qualification, which jurisdictions are listed on Schedule 3.1, except where the failure to be so qualified would not have a Material Adverse Effect.

     Section 3.2 Authorization.

     Seller has full corporate power and authority to execute and deliver this Agreement and each Closing Document and to perform its obligations hereunder and thereunder. The execution, delivery and performance by Seller of this Agreement and each Closing Document have been duly and validly authorized by the Board of Directors and by the stockholders of Seller, and no additional corporate authorization or consent is required in connection therewith.

     Section 3.3 Approvals.

     Except for the Approvals, no consent, approval, waiver, authorization or novation is required to be obtained by Seller and no notice or filing is required to be given by Seller to, or made by Seller with, any Governmental Entity or other Person in connection with the execution, delivery and performance by Seller of this Agreement and each Closing Document and the consummation of the Transaction, except for such the failure of which to obtain would not reasonably be expected to have a Material Adverse Effect.

     Section 3.4 Non-Contravention.

     The execution, delivery and performance by Seller of this Agreement and each Closing Document, and the consummation of the Transaction, do not and will not: (a) violate any provision of the certificate of incorporation, bylaws or other organizational documents of Seller; (b) assuming the receipt or making of all Approvals, conflict with, or result in the breach of, or constitute a default under, or result in the termination, cancellation or acceleration (whether after the filing of notice or the lapse of time or both) of any right or obligation of Seller under, or a loss of any benefit to which Seller is entitled under, any Assumed Contract or any contract to which Seller is a party, or result in the creation of any Encumbrance (other than a Permitted Encumbrance) upon any of the Transferred Assets; or (c) assuming the receipt or making of all Approvals, violate or result in a breach of or constitute a default under any Law, judgment, injunction, order, decree or other restriction of any Governmental Entity to which Seller is subject, except, with respect to clauses (b) and (c), any event that would not have a Material Adverse Effect.

     Section 3.5 Binding Effect.

     This Agreement and each Closing Document, when executed and delivered by Buyer and Seller, will constitute valid and legally binding obligations of Seller, enforceable against it in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

     Section 3.6 Seller Subsidiaries.

     Except for the Seller Subsidiary, Seller has no Subsidiaries. Seller owns all of the issued and outstanding shares of the capital stock or other equity interests of the Seller Subsidiary free and clear of all Encumbrances.

     Section 3.7 Financial Statements.

     (a) Annexed hereto as Schedule 3.7(a) are each of the Financial Statements. The Financial Statements fairly present the financial position and the results of the operations of the Business in all material respects for the respective periods therein stated, and reflect adequate reserves for all known Liabilities, as of the respective dates therein stated, and have been prepared in accordance with GAAP consistently applied, except as noted in the footnotes thereto, if any.

     (b) Accounts payable reflected on the Provisional Balance Sheet have arisen from bona fide transactions and are usual and normal in amount both individually and in the aggregate. Except as set forth on Schedule 3.7(b), all material Liabilities reflected on the Provisional Balance Sheet were incurred in the Ordinary Course, arose from bona fide transactions, and are usual and normal in amount both individually and in the aggregate. Except as set forth on Schedule 3.7(b), all Liabilities of the Business reflected on the Provisional Balance Sheet can be prepaid without penalty at any time.

     Section 3.8 Title.

     With respect to all of the Transferred Assets,  Seller has and will have at
Closing: (i) good title to all tangible property included in the Transferred Assets, free and clear of all Encumbrances, except for Permitted Encumbrances that are not material individually or in the aggregate; and (ii) all right, title and interest in and to all intangible property included in the Transferred Assets (other than Transferred Intellectual Property, which is addressed in Section 3.12), free and clear of all Encumbrances except for Permitted Encumbrances, and, in the case of the Assumed Contracts, subject to the rights of third parties thereunder.

     Section 3.9 Transferred Assets.

     (a) The Transferred Assets, when taken together with the Excluded Assets, constitute all properties, assets and leasehold estates, real, personal and mixed, tangible and intangible, used or useful in the operation of the Business on the date hereof and immediately prior to Closing.

     (b) Except as set forth in Schedule 3.9(b), those Transferred Assets that are tangible are in all material respects in a good state of repair and condition, ordinary wear and tear excepted.

     (c) All of the Inventory consisting of finished Products, and all parts, components, supplies and the like for Products, is good and marketable in all material respects, and, except as set forth in Schedule 3.9(c), all of the Software and Products included in the Inventory are the respective current versions thereof.


     (d) All prepaid assets and security deposits, as set forth on Schedule 3.9(d), arose out of bona fide transactions in the Ordinary Course and will be valid assets on the Closing Date.

     Section 3.10 Compliance With Laws.

     (a) The Business has been and is being conducted in compliance with all Laws, except for any non-compliance that would not, individually or in the aggregate have a Material Adverse Effect. Seller has all Governmental Authorizations necessary for the conduct of the Business as currently conducted, except for those Governmental Authorizations the absence of which would not, individually or in the aggregate, have a Material Adverse Effect.

     (b) To Seller's knowledge, each of the premises of the Business, as currently used, occupied and operated by Seller, conforms to and complies in all material respects with all covenants, conditions, restrictions, reservations, land use, zoning, health, fire, water and building codes and other similar Laws, and no such Laws prohibit or limit or condition the use or operation of such premises. To Seller's knowledge, there is no pending, contemplated, threatened or anticipated change in the zoning classification of any of such premises. During Seller's use, occupancy and operation of premises of the Business, the Seller has operated and maintained such premises in accordance with applicable Laws in all material respects.

     Section 3.11 Litigation and Claims.

     Except as set forth on Schedule 3.11: (a) to Seller's knowledge, there is no civil, criminal or administrative Claim or investigation pending or threatened against Seller or Seller Subsidiary with respect to or relating to the Business, any of the Transferred Assets or Assumed Liabilities; and (b) neither the Business, nor any of the Transferred Assets nor any Assumed Liability is subject to any order, writ, judgment, award, injunction or decree of any Governmental Entity or of any arbitrator.

     Section 3.12 Intellectual Property.

     (a) Except as set forth on Schedule 3.12(a), Seller owns or has the right to use pursuant to written license, sublicense, agreement or permission all of the Transferred Intellectual Property. Except as set forth on Schedule 3.12(a), each item of Transferred Intellectual Property and Seller's rights under the Assumed License Agreement will be owned or available for use by right by Buyer immediately upon Closing, without the payment of any additional amounts to any third party. Upon Closing, to Seller's knowledge, all available patent rights as to any of the Transferred Intellectual Property or any of the Products may be pursued exclusively by Buyer.

     (b) Buyer will receive at Closing, free and clear of all Encumbrances (except for Permitted Encumbrances), all of Seller's rights in Transferred Intellectual Property and other proprietary information, processes and formulae related to the ownership, maintenance and use of the Transferred Assets and the conduct of the Business as operated by Seller.

     (c) Except as set forth in Schedule 3.12(c), to Seller's knowledge, Seller has not infringed upon, misappropriated or otherwise violated (whether through the use of the Transferred Intellectual Property or otherwise) any Intellectual Property rights of any third party, and Seller has not received any communication that a Claim has been asserted by any Person as to the use of the Transferred Intellectual Property or alleging any such infringement, misappropriation or violation by Seller (including any Claim that Seller must license or refrain from using any Intellectual Property rights of any third party), and Seller does not know of any reasonably valid basis for any such Claim. Except as set forth in Schedule 3.12(c), to Seller's knowledge, no third party has infringed upon, misappropriated or otherwise violated any rights of Seller with respect to the Transferred Intellectual Property. Seller has made available to Buyer all infringement studies, including opinions of counsel, prepared by or on behalf of Seller relating to the Transferred Assets.

     (d) Schedule 2.1(a)(i) identifies all Software of Seller that constitutes a Transferred Asset. Seller has made available to Buyer correct and complete copies of all such items of Transferred Intellectual Property, as amended to date, and has made available to Buyer correct and complete copies of all other written documentation evidencing ownership and prosecution (if applicable) of each such item. Except as set forth in Schedule 3.12(d), with respect to each such item of Transferred Intellectual Property owned by Seller:

          (i) the item is not subject to any outstanding injunction, judgment, order, decree, ruling, or charge against Seller, and Seller does not know of any reasonably valid basis for the issuance of any such injunction, judgment, order, decree, ruling, or charge;

          (ii) no Claim or investigation is pending against Seller, which challenges the legality, validity, enforceability, use or ownership of the item, and Seller does not know of any reasonably valid basis for any such Claim or investigation; and

          (iii) Seller has not agreed to indemnify any Person for or against any interference, infringement, misappropriation or other violation with respect to the item.

     (e) Schedule 2.1(a)(ii) and Schedule 2.1(a)(iii) identify each Patent and Trademark of Seller that constitutes a Transferred Asset. Seller has made available to Buyer correct and complete copies of all items related to such Transferred Intellectual Property, as amended to date, and has made available to Buyer correct and complete copies of all other written documentation evidencing ownership and prosecution (if applicable) of each such item, including all applications, registrations and prosecution materials. Except as set forth in
Schedule 3.12(e), with respect to each such item of Transferred Intellectual Property owned by Seller:

          (i) the item is not subject to any outstanding injunction, judgment, order, decree, ruling, or charge against Seller, and Seller does not know of any reasonably valid basis for the issuance of any such injunction, judgment, order, decree, ruling, or charge;

          (ii) no Claim or investigation is pending against Seller, which challenges the legality, validity, enforceability, use or ownership of the item, and Seller does not know of any reasonably valid basis for any such Claim or investigation;

          (iii) Seller has not agreed to indemnify any Person for or against any interference, infringement, misappropriation or other violation with respect to the item; and

          (iv) Seller has not taken, nor does it know of, any actions, including a sale or offer for sale, the disclosure of which could lead to the invalidity of any item disclosed on Schedule 2.1(a)(ii).

     (f) Schedule 2.1(b) identifies each Product and Seller has made available to Buyer correct and complete copies of all items related to the same, as amended to date, and has made available to Buyer correct and complete copies of all other written documentation evidencing ownership and prosecution (if applicable) of each such item, including all applications, registrations and prosecution materials. Except as set forth in Schedule 3.12(f), with respect to each Product:

          (i) the Product is not subject to any outstanding injunction, judgment, order, decree, ruling, or charge against Seller, and Seller does not know of any reasonably valid basis for the issuance of any such injunction, judgment, order, decree, ruling, or charge against Seller;

          (ii) no Claim or investigation is pending against Seller, which challenges the legality, validity, enforceability, use or ownership of the Product, and Seller does not know of any reasonably valid basis for any such Claim or investigation;

          (iii) Seller has not agreed to indemnify any Person for or against any interference, infringement, misappropriation or other violation with respect to the Product; and

     (g) with respect to each Assumed License Agreement:

          (i)  the  Assumed  License  Agreement  is  legal,   valid,   binding,
          enforceable and in full force and effect with respect to Seller and any other party thereto;

          (ii) to Seller's knowledge, the Assumed License Agreement will continue to be legal, valid, binding, enforceable and in full force and effect with respect to Buyer and any other party thereto following the consummation of the Transaction;

          (iii) neither Seller nor any other party to the Assumed License Agreement is in breach or default, and no event has occurred which with notice or lapse of time would constitute a breach or default or permit termination, modification or acceleration thereunder;

          (iv) neither Seller nor any other party to the Assumed License Agreement has repudiated any material provision thereof or threatened any breach thereof;

          (v) to Seller's knowledge, (i) with respect to each Assumed License Agreement that is a sublicense of Intellectual Property owned by a third party, the representations and warranties set forth in Sections 3.12(g)(i) through 3.12(g)(iv) are true and correct with respect to the underlying license; and (ii) to Seller's knowledge no Claim or investigation is pending that challenges the legality, validity or enforceability of the Intellectual Property owned by a third party underlying the Assumed License Agreement, and Seller does not know of any reasonably valid basis for any such Claim or investigation.

     (h) Schedule 3.12(h) sets forth the form and placement of the proprietary legends and copyright notices displayed in or on the Software. In no instance has the eligibility of the Software for protection under applicable copyright law been forfeited to the public domain by omission of any required notice or any other action.

     (i) Seller has promulgated and used its commercially reasonable efforts to enforce the trade secret protection program set forth in Schedule 3.12(i). To Seller's knowledge, there has been no material violation of such program by any Person. The Transferred Intellectual Property (including any source code and system documentation relating to the Software): (i) has at all times been maintained in confidence; and (ii) has been disclosed by Seller only to employees, consultants and third parties having a "need to know" the contents thereof in connection with the performance of their duties to Seller or in the conduct of the Business.

     (j) All personnel, including employees, agents, consultants and contractors, who have contributed to or participated in the conception, reduction to practice or development of the Technical Documentation, Transferred Intellectual Property and Products on behalf of Seller either: (i) have been party to a "work-for-hire" arrangement or agreement with Seller, in accordance with applicable federal and state law, that has accorded Seller full, effective, exclusive and original ownership of, and all right, title and interest in and to, all tangible and intangible property thereby arising; or (ii) have executed appropriate instruments of assignment in favor of Seller as assignee that have conveyed to Seller full, effective and exclusive ownership of all right, title and interest in and to all tangible and intangible property arising thereby.

     Section 3.13 Adequacy of Technical Documentation.

     The Technical Documentation includes the source code, system documentation, statements of principles of operation and schematics for all of the Transferred Intellectual Property, as well as any pertinent commentary or explanation, including any commentary contained in any source code, that may be necessary to render the Technical Documentation understandable to an individual skilled in the art of computer programming with related industry knowledge and, with respect to any Software, usable by an individual skilled in the art of computer programming with related industry knowledge.

     Section 3.14 Intellectual Property Rights Granted to Seller.

     (a) Schedule 3.14(a) lists each license, sublicense, agreement and permission by which Seller uses or has right, prospective rights to such rights or interests in any Intellectual Property owned by a third party. Seller has made available to Buyer correct and complete copies of all such licenses, sublicenses and agreements (as amended to date). Seller has not obtained any such rights in any Intellectual Property under any oral license, sublicense, agreement or permission.

     (b) Except as set forth on Schedule 3.14(b), to Seller's knowledge, the Transferred Intellectual Property and the Technical Documentation contain no other programming, materials or Intellectual Property in which any third party may claim superior, joint or common ownership, including any right or license. The Transferred Intellectual Property and the Technical Documentation do not contain derivative works, reproductions or copies of any programming or materials not owned in their entirety by Seller and included in the Transferred Assets.

     Section 3.15 Third-Party Interests in Intellectual Property.

     Schedule 3.15 identifies each license, sublicense, agreement and permission by which a third-party has been granted by Seller rights or interests in any Intellectual Property or Technical Documentation. Seller has made available to Buyer correct and complete copies of all such agreements (as amended to date). Seller has not granted any such rights in any Intellectual Property under any oral license, sublicense, agreement or permission. The licenses and sublicenses set forth on Schedule 3.15 constitute only end-user agreements, each in a standard form previously disclosed to Buyer and each of which grants the end-user thereunder solely the non-exclusive right and license to use an identified Intellectual Property and related user documentation, for internal purposes only. There are no contracts, agreements, licenses and other commitments and arrangements in effect with respect to the marketing, distribution, licensing, or promotion of the Inventory, the Technical
Documentation, the Transferred Intellectual Property or the Products by any independent sales person, distributor, sublicensor or other re-marketer or sales organization.

     Section 3.16 Major Vendors and Customers.

     Schedule 3.16 lists each third-party licensor, developer, re-marketer, distributor and supplier of property or services to, and each licensee, end-user or customer of, the Business to whom Seller paid or billed in the aggregate $10,000 (in cash, stock, services, debt or other consideration) or more during 2003 prior to the date hereof, together with, in each case, the amount paid or billed during such period. Seller has no reasonable basis for believing that the consummation of the Transaction will result in the loss of any significant customer or vendor of the Business.

     Section 3.17 Assumed Contracts.

     (a) Seller has made available to Buyer true and complete copies of each Assumed Contract that is in written form, and true and complete written summaries of each Assumed Contract that is oral. Each of the Assumed Contracts constitutes the valid and legally binding obligation of Seller, and is enforceable against Seller in accordance with its terms (subject to applicable bankruptcy, insolvency and other similar laws and except that the remedies of specific performance and injunctive relief may be subject to equitable defenses and the discretion of the court before which any proceeding therefor may be brought). Each of the Assumed Contracts constitutes the entire agreement of the respective parties thereto relating to the subject matter thereof. All obligations required to be performed by Seller under the terms of the Assumed Contracts by the date hereof have been performed. All obligations required to be performed under the terms of the Assumed Contracts by the Closing Date shall have been performed in all material respects. Neither Seller nor, to Seller's knowledge, any other party is in material breach or violation of, or material default under, any Assumed Contract, and no event has occurred or failed to occur which, with the giving of notice, the lapse of time or both, would constitute a material default under any of the Assumed Contracts by Seller or, to Seller's knowledge, any other party under such Assumed Contracts.

     (b) Except for the Approvals, none of the Assumed Contracts requires consent or waiver for its assignment to and assumption by Acquisition Sub.

     (c) Except for this Agreement, the Assumed Contracts, the Plans (as defined in Section 3.21), and any agreements identified in Schedule 2.2(i), there are no: (i) contracts or commitments affecting the use or value of the Business or any of the Transferred Assets; (ii) agreements, licenses or commitments with respect to Transferred Intellectual Property or affecting the Business or requiring future performance by Seller; (iii) collective bargaining agreements or other contracts or commitments to or with any labor unions or other employee representatives, groups of employees, works councils or the like; (iv) employment contracts or other contracts, agreements or commitments to or with individual current, former or prospective employees, consultants or agents; or
(v) joint ventures or other contracts or commitments providing for payments based in any manner on the revenues or profits of Seller, the Business or any Transferred Asset.

     Section 3.18 Warranties.

     As of the date of the Provisional Balance Sheet, the Seller had no Liability for replacement of such Products or other damages in connection therewith, except to the extent of any warranty reserve set forth on the Provisional Balance Sheet, which warranty reserve is adequate to cover the amount of all reasonably anticipated warranty-related claims for Products sold on or before the Closing Date. Except as set forth on Schedule 3.18, as of the Closing Date, to Seller's knowledge, Seller will have no material Liability for replacement of such Products or other damages in connection therewith. No Product sold by Seller is subject to any contractual guaranty, warranty or other indemnity beyond the applicable standard terms and conditions of sale or license. Seller has heretofore made available to Buyer copies of the standard terms and conditions of sale or license used by Seller, which contain all applicable guaranty, warranty and indemnity provisions.

     Section 3.19 Taxes.

     Except as set forth on Schedule 3.19:

     (a) Seller and Seller Subsidiary have filed all Tax Returns that they were required to file. All such Tax Returns were correct and complete in all material respects. All material Taxes owed by Seller or Seller Subsidiary (whether or not shown on any Tax Return) have been paid. Neither Seller nor Seller Subsidiary is the beneficiary of any extension of time within which to file any Tax Return.

     (b) There are (and immediately following the Effective Time there will be) no liens, pledges, charges, claims, restrictions on transfer, mortgages, security interests or other encumbrances of any sort (collectively, "Liens") on the assets of Seller or Seller Subsidiary relating to or attributable to Taxes other than Liens for Taxes not yet due and payable.

     (c) Seller and Seller Subsidiary have withheld and paid in connection with amounts owing to any employee, independent contractor, creditor, stockholder, or other third party, and all Forms W-2 and 1099 required with respect thereto have been properly completed and timely filed.

     (d) There is no material dispute or claim concerning any Tax liability of Seller or Seller Subsidiary either (A) claimed or raised by any authority in writing or (B) as to which any of the directors or officers of Seller or Seller Subsidiary has actual knowledge based upon personal contact with any agent of such authority, which if adversely determined, would result in any Lien on the assets of Seller or Seller Subsidiary.

     (e) Section (e) of Schedule 3.19 lists all federal, state, local and foreign Tax Returns filed with respect to Seller or Seller Subsidiary for periods ended on of after December 31, 1997, which have been audited or are currently the subject of an audit. Neither Seller nor any of its Subsidiaries has waived any statute of limitations with respect to a Tax assessment or deficiency.

     Section 3.20 Employment Matters.

     (a) Except as set forth on Schedule 3.20(a): (i) neither Seller nor any Seller Subsidiary or Affiliate has entered into any collective bargaining agreement or other similar agreement with any employee, union, labor organization or other employee representative or group of employees and, to Seller's knowledge, no such organization or Person has made or is making any attempt to organize or represent employees of Seller or any Seller Subsidiary or Affiliate; (ii) there is no unfair labor practice charge, pending trial of unfair labor practice charges, unremedied unfair labor practice finding or adverse decision of the National Labor Relations Board or any other Governmental Entity, or any hearing officer or administrative law judge thereof, against Seller or any Seller Subsidiary or Affiliate (or any agent, representative or employee of Seller or any Seller Subsidiary or Affiliate) and, to Seller's knowledge, there is no basis for any such unfair labor practice charge; (iii) there is no pending grievance or arbitration and no unsatisfied or unremedied grievance or arbitration award against Seller or any Seller Subsidiary or Affiliate (or against any of their respective employees) and, to Seller's knowledge, there is no basis for any such grievance or arbitration; (iv) during the three-year period preceding the date hereof, there has not been and there is not presently pending or existing or, threatened in writing, any labor dispute, strike, walkout, slow down, other work stoppage, labor arbitration or proceeding in respect of the grievance of any employee, any application or complaint filed by an employee or union with the National Labor Relations Board or any comparable Governmental Entity and, to Seller's knowledge, there is no basis for any such grievance, application or complaint; (v) there is not pending or, to
Seller's knowledge, threatened with respect to Seller or any Seller Subsidiary or Affiliate (or their respective employees) any labor dispute, strike, walkout, lockout, slow down or other work stoppage; (vi) during the three-year period preceding the date hereof, there has been no labor dispute, strike, walkout, lockout, slow down or other work stoppage of employees of Seller or any Seller Subsidiary or Affiliate; (vii) there are no Claims currently pending or, to Seller's knowledge, threatened, against Seller or any Seller Subsidiary or Affiliate (or any of their respective officers, employees or agents) alleging the violation of any Laws relating to employment, equal employment opportunity, nondiscrimination, immigration, wages, hours, benefits, collective bargaining, the payment of social security and similar Taxes, occupational safety and health and plant closing (collectively, "Employment Laws"), or any other Claim whatsoever, whether based in tort, contract or Law, arising out of or relating in any way to a Person's employment (actual or alleged), application for employment or termination of employment with Seller or any Seller Subsidiary or Affiliate and, to Seller's knowledge, there is no basis for any such Claim;
(viii) neither Seller nor any Seller Subsidiary or Affiliate has been found liable for the payment of Taxes, fines, backpay, compensatory damages, liquidated damages, penalties or other amounts, however designated, for failure to comply with any Employment Laws, and, to Seller's knowledge, there is no basis for any such Liability; and (ix) Seller and each Seller Subsidiary and Affiliate has paid all amounts of compensation due to its respective employees and former employees and has properly withheld and reported Taxes on the same, except to the extent that the failure to do so would not reasonably be expected to have a Material Adverse Effect.

     (b) Without limiting the generality of Section 3.10, to Seller's knowledge, Seller and each Seller Subsidiary or Affiliate is in full compliance with all applicable Employment Laws and contracts relating to employment, including those relating to wages, hours, working conditions, hiring, promotion, occupational health and safety (including those dealing with employee handling or use of or exposure to Hazardous Substances and the training of employees with respect to such Hazardous Substances), and the payment and withholding of Taxes and other similar obligations, and neither Seller nor any Seller Subsidiary or Affiliate has received any notice of any violation of any such Employment Law or contract. Seller and each Seller Subsidiary or Affiliate is in full compliance with all applicable affirmative action and equal employment opportunity obligations arising under any Employment Law or any contract or subcontract with any Governmental Entity or other Person. Seller and each Seller Subsidiary or Affiliate has withheld from the wages and salaries of its employees as is required by the Employment Laws and is not liable for any arrears of wages or any Tax or penalty in connection therewith.

     (c) No current or former employee of Seller or any Seller Subsidiary or Affiliate has any claim against Seller or any Seller Subsidiary or Affiliate (or any of their respective officers, employees or agents) under any Employment Law or contract on account of or for: (i) wages or salary for any period other than the current payroll period; (ii) overtime pay for any period other than the current payroll period; (iii) vacation, holiday or other time off or pay in lieu thereof (other than time off or pay in lieu thereof earned); or (iv) any violation of any Employment Law or contract relating to the payment of wages, fringe benefits, wage supplements or hours of work; and all liability for vacation, holiday and other time off or pay in lieu thereof has been recorded in the Financial Statements.

     (d) Except as set forth on Schedule 3.20(d) attached hereto, neither Seller, any Seller Subsidiary or Affiliate, nor Buyer is, nor immediately after the Closing will be, liable for severance pay or any other payment of monies to any employee of Seller or any Seller Subsidiary or Affiliate as a result of the execution of this Agreement or the parties' performance of its terms, or for any other reason in any way related to the consummation of the Transaction.

     Section 3.21 Employee Benefits.

     (a) Schedule 3.21(a) lists all formal or informal, written or unwritten, employee benefit plans and collective bargaining, employment or severance agreements or other similar arrangements which Seller, or any ERISA Affiliate, has ever sponsored, maintained, or to which contributions are made, or for which obligations have been incurred, for the benefit of employees of Seller or an ERISA Affiliate, including, without limitation, (1) any "employee benefit plan" (within the meaning of Section 3(3) of ERISA) (the "Benefit Plans"), (2) any profit-sharing, incentive compensation (whether cash or equity), commission, deferred compensation, bonus, stock option, stock purchase, pension, retainer, consulting, retirement, severance, welfare or incentive plan, agreement or arrangement, (3) any plan, agreement or arrangement providing for "fringe benefits" or perquisites to employees, officers, directors or agents, including but not limited to benefits relating to automobiles, clubs, vacation, child care, parenting, sabbatical, sick leave, medical, dental, hospitalization, life insurance and other types of insurance, and (4) any employment agreement. The plans, agreements and arrangements described in this Section 3.21 are referred to herein as "Plans". Copies of all written Plans and written descriptions of all unwritten Plans have been provided or made available to Buyer.

     (b) None of the Plans is (i) a plan subject to Title IV of ERISA or Section 412 of the Code, (ii) a "multiemployer plan" (within the meaning of Section 3(37) of ERISA), (iii) a "multiple employer plan" (within the meaning of Section 3(40) of ERISA or Section 413(c) of the Code), (iv) a "voluntary employees' beneficiary association" (within the meaning of Section 501(c)(9) of the Code), or (v) a "multiple employer welfare arrangement" (within the meaning of Section 3(40)(A) of ERISA).

     (c) Neither the Seller nor any ERISA Affiliate has ever contributed to, or had an obligation to contribute to, any plan subject to Title IV of ERISA or
Section 412 of the Code, any "multiemployer plan" (within the meaning of Section 3(37) of ERISA), any "multiple employer plan" (within the meaning of Section 3(40) of ERISA or Section 413(c) of the Code), any "voluntary employees' beneficiary association" (within the meaning of Section 501(c)(9) of the Code), or any "multiple employer welfare arrangement" (within the meaning of Section 3(40)(A) of ERISA).

     (d) Each Plan has been administered materially in accordance with: (i) the terms of all applicable governing documents; (ii) the applicable provisions of ERISA, the Code and all other Laws; and (iii) the terms of all applicable employment, collective bargaining and other agreements. Except as set forth in
Schedule 3.11, there are no actions, suits, proceedings, disputes, Claims or investigations pending or, to the knowledge of Seller, threatened against or involving any Plan, and, to the knowledge of Seller, there are no investigations by any Governmental Entity or other Claims (except routine claims for benefits payable in the normal operation of the plan) pending or, to the knowledge of Seller, threatened against or involving any Plan or asserting any rights to benefits under any Plan.

     (e) With respect to the Plans, there is no Liability whatsoever that the Buyer shall assume, or could reasonably be expected to assume, as part of the Transaction or otherwise.

     (f) "ERISA Affiliate" means any Person that is a member of "controlled group of corporations" with, or is under "common control" with, or is a member of the same "affiliated service group" with Seller, as defined in Section 414 of the Code.

     Section 3.22 Environmental  Matters.

     (a) Seller has complied with all Environmental Laws except for violations that have not had and would not be reasonably expected to have a Material Adverse Effect, and no Claim or investigation has been filed or commenced against Seller or the Business alleging such failure, nor does Seller know of any valid basis for such a Claim.

     (b) Except as set forth in Schedule 3.22, the Business does not have any Liability (and the Business has not handled, used, stored, recycled or disposed of any Hazardous Substance, arranged for the disposal of any Hazardous Substance, exposed any employee or other Person to any Hazardous Substance or hazardous condition, or owned or operated any property or facility in any manner, in each case that could reasonably be expected to form the basis for any present or future Claim or investigation giving rise to any such Liability) for damage or remediation to any site, location or body of water (surface or subsurface), or for any illness of or personal injury to any employee or other Person, under any Environmental Law, except to the extent any of the foregoing have not had and would not be reasonably expected to have a Material Adverse Effect.

     Section 3.23 Insurance

     Annexed hereto as Schedule 3.23 is a list of all insurance policies covering the ownership and operations of the Transferred Assets, reflecting the policies' terms, identity of insurers, amounts and coverage. Such insurance provides coverage for such risks, and in such amounts, as are reasonable and customary for assets of the same nature and size as the Transferred Assets. All of such policies, or similar replacement policies, are now and will be until Closing in full force and effect with no premium arrearages.

     Section 3.24 Subsequent Changes.

     Since September 30, 2003, there has not occurred any event, condition or change in the operations, condition (financial or otherwise) or assets of the Business that has had, or would be reasonably expected at a later date to have, a Material Adverse Effect. Without limiting the generality of the foregoing, since September 30, 2003, except as set forth on Schedule 3.24, neither Seller nor any Seller Subsidiary has:

     (a) sold, leased, transferred, pledged, encumbered or assigned any of the assets of the Business outside the Ordinary Course;

     (b) entered into any agreement, contract, lease or license (or series of related agreements, contracts, leases, and licenses) other than Ordinary Course sales and purchase orders;

     (c) accelerated, terminated, modified or canceled any Assumed Contract except in the Ordinary Course; and to Seller's knowledge, no other party has done so as a result of any default by Seller;

     (d)  made  any   capital   expenditure   (or  series  of  related   capital
expenditures) other than in the Ordinary Course involving more than $25,000;

     (e) made any capital investment in, any loan to, or any acquisition of the securities or assets of, any other Person;

     (f) issued any note, bond or other debt security or created, incurred, assumed or guaranteed any indebtedness for borrowed money or capitalized lease obligation;

     (g) canceled, compromised, waived or released any material right or Claim (or series of related material rights and Claims) outside the Ordinary Course;

     (h) granted any license or sublicense of any rights under or with respect to any Transferred Intellectual Property outside the Ordinary Course;

     (i) experienced any material damage, destruction or loss to the assets of the Business not covered by insurance;

     (j) granted any increase in the base compensation of any employee or made any other material change in employment terms for any employee, except for normal compensation increases made in the Ordinary Course; or

     (k) entered into any  commitment to do any of the  foregoing.

     Section 3.25 Related-Party Transactions.

     Except as disclosed in Schedule 3.25, neither Seller nor any Seller Subsidiary is a party to any contract, agreement, license, lease or arrangement with, or any other commitment to, directly or indirectly: (a) any stockholder, director, officer, Affiliate or salaried employee of Seller or any Seller Subsidiary; or (b) any Person in which any such stockholder, director, officer or salaried employee has a material equity or participating interest.

     Section 3.26 Accounts Receivable.

     Set forth on Schedule 3.26 is a true, correct and complete listing of Seller's accounts receivable. All of the accounts receivable (including the accounts, obligations, contracts and instruments that underlie such accounts receivable) set forth on Schedule 3.26 and in the Financial Statements, net of any reserve for doubtful accounts shown thereon, arose out of bona fide transactions in the Ordinary Course and will be valid, enforceable claims on the Closing Date. Seller owns all of the accounts receivable free of any Claims or Encumbrances. Seller has not rescinded, cancelled, settled, modified or otherwise compromised any accounts receivable on Schedule 3.26, or any indebtedness due thereunder, or any guarantee or repurchase obligation related thereto, except in the Ordinary Course.

     Section 3.27 Inventory.

     Schedule 2.1(d) is a true, correct and complete listing of the Inventory. All of the Inventory has been costed and valued, and presented in all material respects in the Financial Statements, in accordance with GAAP.

     Section 3.28 Finders' Fees.

     Except for Covington Associates LLC, whose fees and expenses will be paid by Seller and/or Seller's Affiliates in accordance with Seller's and/or Seller's Affiliates agreement with such firm (a true, correct and complete copy of which has been delivered to Buyer prior to the date hereof), there is no investment banker, broker, finder or other intermediary who has been retained by or is authorized to act on behalf of Seller, any Seller Subsidiary or Seller Affiliate who might be entitled to any fee or commission from Buyer or any Affiliate of Buyer in connection with the Transaction.

     Section 3.29 Disclosure.

     The provisions of this Agreement and the Schedules with respect to Seller, and the provisions of all other documents and information furnished by Seller pursuant hereto, do not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made herein and therein not misleading.

               Article IV. REPRESENTATIONS AND WARRANTIES OF BUYER

     As of the date hereof, Buyer represents and warrants to Seller as follows:

     Section 4.1 Organization and Power.

     Each of Buyer and Acquisition Sub is a corporation duly organized, validly existing and in good standing under the Laws of the State of Delaware. Each of Buyer and Acquisition Sub has all requisite corporate power and authority to enter into this Agreement and the Closing Documents, to perform its obligations hereunder and thereunder, to own, lease and operate its assets, and to carry on its businesses as now being conducted. Each of Buyer and Acquisition Sub is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction where its operation or conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on its ability to perform its obligations under this Agreement.

     Section 4.2 Authorization.

     Each of Buyer and Acquisition Sub has full corporate power and authority to execute and deliver this Agreement and each Closing Document, and to perform their obligations hereunder and thereunder. The execution, delivery and performance by Buyer and Acquisition Sub of this Agreement and each Closing Document have been duly and validly authorized by all necessary corporate action on the part of Buyer and Acquisition Sub, and no additional corporate authorization or consent is required in connection therewith.

     Section 4.3 Approvals.

     No consent, approval, waiver, authorization or novation is required to be obtained by Buyer or Acquisition Sub from, and no notice or filing is required to be given by Buyer or Acquisition Sub to or made by Buyer or Acquisition Sub with, any Governmental Entity or other Person in connection with the execution, delivery and performance by each of Buyer and Acquisition Sub of this Agreement, Closing Document and the consummation of the Transaction.

     Section 4.4 Non-Contravention.

     The execution, delivery and performance by Buyer and Acquisition Sub of this Agreement and each Closing Document, and the consummation of the Transaction, do not and will not: (a) violate any provision of the articles of incorporation, bylaws or other organizational documents of Buyer or Acquisition Sub; (b) conflict with, or result in the breach of, or constitute a default under, or result in the termination, cancellation or acceleration (whether after the filing of notice or the lapse of time or both) of any right or obligation of Buyer or Acquisition Sub under, any agreement, contract, lease, sublease, arrangement, commitment or license to which Buyer or Acquisition Sub is a party or by which any of their assets are bound; or (c) violate or result in a breach of or constitute a default under any Law, judgment, injunction, order, decree or other restriction of any Governmental Entity to which Buyer or Acquisition Sub is subject.

     Section 4.5 Binding Effect.

     This Agreement and each Closing Document, when executed and delivered by Buyer, Acquisition Sub and Seller, will constitute valid and legally binding obligations of Buyer and Acquisition Sub, enforceable against each of Buyer and Acquisition Sub in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar Laws of general applicability relating to or affecting creditors' rights and to general equity principles.

     Section 4.6 Finders' Fees.

     Except for Harris Williams & Co., whose fees and expenses will be paid by Buyer, there is no investment banker, broker, finder or other intermediary that has been retained by or is authorized to act on behalf of Buyer or any Affiliate of Buyer who might be entitled to any fee or commission from Seller or any Affiliate of Seller in connection with the Transaction.

     Section 4.7 Compliance With Laws.

     To Buyer's knowledge, its business has been and is being conducted in compliance with all Laws, except for any non-compliance that would not, individually or in the aggregate have a material adverse effect on its condition (financial or otherwise), results of operations or its ability to perform its obligations under this Agreement. Buyer has all Governmental Authorizations necessary for the conduct of its business as currently conducted, except for those Governmental Authorizations the absence of which would not, individually or in the aggregate have a material adverse effect on its condition (financial or otherwise), results of operations or its ability to perform its obligations under this Agreement.

     Section 4.8 Financial Ability.

     Buyer and Acquisition Sub together have the financial capacity to consummate the Transactions, and Buyer and Acquisition Sub understand that under the terms of this Agreement Buyer's and Acquisition Sub's obligations hereunder are not in any way contingent or otherwise subject to the availability of any financing.

                          Article V. CERTAIN COVENANTS

     Section 5.1 Access.

     Prior to Closing, Seller will permit Buyer and its representatives to have access, during regular business hours and upon reasonable advance notice, to the Books and Records of Seller relating to the assets, Liabilities and operations of the Business, to Seller's employees and to the locations at which the Business is conducted or at which such Books and Records are located, subject to reasonable security regulations of Seller , any Laws and such additional limitations as Seller may reasonably require to prevent disruption of its business. Seller will furnish, or cause to be furnished, to Buyer any financial and operating data and other information that is available with respect to the Business as Buyer from time to time reasonably requests, and will instruct its employees, counsel, independent accountants and financial advisors to cooperate with Buyer in its investigation of the Business.

     Section 5.2 Conduct of Business.

     (a) During the period from the date hereof to Closing, except as otherwise contemplated by this Agreement or as Buyer otherwise consents in writing, Seller will conduct the Business in the Ordinary Course and without limiting the generality of the foregoing will not:

          (i) incur or guaranty any indebtedness other than trade payables incurred in the Ordinary Course or pursuant to its existing credit facility;

          (ii)  incur,  create  or  assume   any  Encumbrance    (other  than  a
          Permitted   Encumbrance) on any Transferred Assets,  other than in the
          Ordinary Course;

          (iii) acquire or dispose of any Transferred Assets, other than in the Ordinary Course;

          (iv) make any change of accounting or accounting practice, procedure or policy, other than any change required by GAAP;

          (v) enter into any material agreement, contract, lease or license (or series of related agreements, contracts, leases, and licenses) other than those described in Schedule 5.2;

          (vi) accelerate,  terminate,  modify or cancel any Assumed Contract;

          (vii) make  any  capital expenditure   (or  series of related  capital
          expenditures)  involving  more than  $10,000;

          (viii) fail to maintain the Transferred Assets that are tangible and all parts thereof in as good working order and condition in all material respects, ordinary wear and tear excepted;

          (ix) fail to keep in full force and effect its current insurance policies or other comparable insurance affecting the Business or the Transferred Assets;

          (x) cause or permit any Seller Subsidiary to: (A) amend any of its governing documents or instruments; (B) issue, grant or sell any shares of its capital stock or other equity interest, or any options, warrants or other rights to purchase any such shares or interests or securities convertible into or exchangeable therefor; (C) make any distributions to its stockholders; or (D) acquire any assets or enter into any agreements, contracts, leases or licenses other than in the Ordinary Course;

          (xi) make any capital investment in, any loan to, or any acquisition of the securities or assets of, any other Person;

          (xii) issue any note, bond or other debt security or create, incur, assume or guarantee any indebtedness for borrowed money other than pursuant to its existing credit facility or capitalized lease obligation;

          (xiii) cancel, compromise, waive or release any material right or Claim (or series of related rights and Claims) outside the Ordinary Course;

          (xiv) dispose of, license or permit to lapse any rights in any Transferred Intellectual Property;

          (xv)  grant any   increase in the  base  compensation  of  any of  its
          employees or make any other material change in benefit plans or employment terms for any of its employees; or

          (xvi) enter into any commitment to do any of the foregoing.

     (b) During the period from the date hereof to Closing, Seller will use commercially reasonable efforts to preserve the Business and the Transferred Assets intact and to preserve for Buyer its relationship with licensors, developers, consultants, re-marketers, suppliers, distributors, customers, employees and others having regular business relations with it. If, during the period from the date hereof to Closing, Seller desires to terminate the employment of any employee, it shall give Buyer three (3) business days' prior written notice before making such termination.

     Section 5.3 Reasonable Efforts; Further Assurances.

     (a) During the period from the date hereof to Closing, Seller and Buyer and Acquisition Sub will each cooperate and use commercially reasonable efforts to fulfill the conditions precedent to its own and the other parties' obligations hereunder.

     (b) Seller and Buyer and Acquisition Sub will cooperate and use their respective commercially reasonable efforts to comply with all Laws in furtherance of the Transaction, including the execution of additional agreements, instruments and documents that may be required by local Law. Subject to the provisions hereof, from time to time before and after the Closing Date, each party will promptly execute, acknowledge and deliver any other assurances or documents reasonably requested by the other party and necessary for the other party to satisfy its obligations hereunder or to obtain the benefits contemplated hereby.

     Section 5.4 Corporate Name Change.

     In furtherance of the purchase and sale of the Transferred Assets hereunder, Seller will cause Seller's corporate name to be changed, effective as of the Closing Date, to a name completely dissimilar to "Mapletree Networks, Inc." and thereafter will not adopt, use, cause to be used or approve or sanction the use of such names, the name "Mapletree Networks, Inc.," or any other name so similar as to cause confusion or create a likelihood of confusion with the name Mapletree Networks, Inc. or any derivation thereof, or any other trade name or assumed name comprising the Transferred Assets.

     Section 5.5 Exclusivity.

     (a) From the date of this Agreement until January 16, 2004 (the "No Shop Period"), or such earlier date as this Agreement is terminated under
     Section 9.1 hereof, except if the board of directors of Seller concludes in good faith, based on consultation with independent outside counsel, that taking such action is necessary in order for the board of directors of Seller to act in a manner consistent with its fiduciary duty to the stockholders of Seller under applicable Laws:

          (i) Buyer will have the exclusive right to negotiate with Seller with respect to a Purchase Transaction; and

          (ii) Seller will and will cause each Affiliate and representative of Seller to: (A) terminate all current discussions and negotiations regarding a Purchase Transaction with any party other than Buyer or Buyer's Affiliates; and (B) not seek or initiate proposals or offers from, enter into, continue or engage in discussions or negotiations with, or furnish information to any party other than Buyer or Buyer's Affiliates relating to a Purchase Transaction.

     (b) For purposes of this Section 5.5, "Purchase Transaction" means (i) any direct or indirect acquisition, whether by purchase, merger, consolidation, stock sale (primary or secondary) or any other structure which would result in the sale of any part of Seller's capital stock, assets or business, in either one or a series of transactions; or (ii) any arrangement whereby effective operating control of Seller's assets, consolidated business or a substantial portion thereof is granted to another party or any change in the current composition of Seller's Board of Directors is effected.

     (c) During the No-Shop Period, Seller will promptly notify Buyer of the existence of any proposal or communication it receives from any person concerning not only a Purchase Transaction but also any transaction similar to that described in subsection (a) above for any part of Seller's capital stock, assets or business.

     (d) Buyer and Seller agree that the certain Memorandum of Agreement between
     Buyer  and  Seller  dated  November  7,  2003  is  hereby   terminated  and
     superseded, in its entirety, by the terms of this Agreement.

     Section 5.6 Confidentiality.

     (a) Seller and Buyer (each, the "Receiving Party") hereby covenant and agree, each on behalf of itself and on behalf of its Affiliates, that from and after the Closing Date, Receiving Party and its Affiliates will not (unless legally compelled to do so) disclose, give, sell, use or otherwise divulge any Confidential Information of the other party (the "Disclosing Party") or permit their respective employees, officers, directors or advisors to do the same. If Receiving Party or its Affiliates, or any of their respective employees, officers, directors or advisors become legally compelled to disclose any Confidential Information, Receiving Party shall provide Disclosing Party with prompt written notice of such requirement so that Disclosing Party may seek a protective order or other remedy or waive compliance with this Section 5.6. In the event that such protective order or other remedy is not obtained, or Disclosing Party waives compliance with this Section 5.6, Receiving Party or its Affiliates, as applicable, shall furnish only that portion of Confidential Information which is legally required to be provided and exercise its commercially reasonable efforts to obtain assurances that appropriate confidential treatment will be accorded Confidential Information. The confidentiality and restrictive use obligations under this Section 5.6 shall not apply to information which is independently developed by Receiving Party or its Affiliates after Closing without the use or benefit of any information that would otherwise be Confidential Information as shown by records maintained in the ordinary course of the developing party's business, or to any information that, at the time of disclosure, is or subsequently becomes available publicly; provided, however, that such information was not disclosed in breach of this Agreement by Receiving Party, Receiving Party's Affiliates or their respective employees, officers, directors or advisors.

     (b) Receiving Party, on behalf of itself and on behalf of its Affiliates and their respective employees, officers, directors or advisors acknowledges that a breach of its obligations under this Section 5.6 may result in irreparable injury to Disclosing Party. In the event of the breach by Receiving Party or any of its Affiliates or their respective employees, officers, directors or advisors of any of the terms and conditions of this Section 5.5 to be performed, Disclosing Party shall be entitled, if it so elects, to institute and prosecute proceedings in any court of competent jurisdiction, either at law or in equity, to obtain damages for any breach of this Section 5.5, or to enforce the specific performance thereof by such party or to enjoin such party from violating the provisions of this Section 5.5 by seeking a temporary restraining order or similar relief .

     (c) Buyer and Seller agree that upon Closing that the certain Non-Disclosure Agreement between Buyer and Seller dated May 1, 2003, will automatically terminate and be superseded, in its entirety, by the terms of this Agreement.

     (d) Notwithstanding the foregoing, nothing in this Agreement or in any of the Closing Documents shall prohibit the disclosure of the tax treatment or tax structure of the transactions contemplated by this Agreement and the Closing Documents.

     Section 5.7 Public Disclosure.

     Notwithstanding anything herein to the contrary, neither party may issue or cause to be issued a press release or similar public announcement or
communication,   whether  prior  or  subsequent  to  Closing,   concerning  the
Transaction or the execution, performance or terms of this Agreement, unless specifically approved in advance by the other party, except that Buyer shall make such disclosures as it is required to make pursuant to applicable Law.

     Section 5.8 Bulk Sales.

     If the provisions of article 6 of the Uniform Commercial Code have not been repealed in each jurisdiction where any of the Transferred Assets are located, Seller and Buyer hereby waive compliance with the provisions of article 6 of the Uniform Commercial Code in each such jurisdiction that has not repealed such article and where any of the Transferred Assets are located in connection with the Transaction. Seller will be responsible for all Liabilities arising out of the parties' waiver of such compliance.

     Section 5.9 Taxes.

     (a) Responsibility for the preparation and filing of Tax Returns and the payment of Taxes incurred as a result of the sale and transfer of the Transferred Assets and the Assumed Liabilities hereunder will be as follows:

          (i) Buyer and Seller will each prepare and file such Tax Returns as may be, respectively, required of them in connection with all excise, sales, use, value added, transfer, stamp, documentary, filing, recordation or other similar Taxes incurred as a result of the sale and transfer of the Transferred Assets and the Assumed Liabilities hereunder in accordance with the form of the Transaction or as may otherwise be required by a Governmental Entity; provided, however, that the cost of all such Taxes will be borne by Seller;

          (ii) Seller will be responsible for the preparation and filing of any required income Tax Returns and the payment of all of Seller's income Taxes incurred as a result of the sale and transfer of the Transferred Assets and the Assumed Liabilities hereunder;

          (iii) Seller will be responsible for the preparation and filing of all Tax Returns and the payment of all other Taxes of any nature incurred in the Business or relating to the Transferred Assets, the Assumed Liabilities and the Applicable Employees for the period up to and including the Closing Date; and

          (iv) For the period after the Closing Date, Buyer will be responsible for the preparation and filing of all Tax Returns and the payment of all other Taxes of any nature incurred or relating to the Transferred Assets or the Assumed Liabilities.

     (b) Buyer and Seller will provide each other with such cooperation and information as either of them reasonably may request of the other in connection with filing any Tax Return, amended return or Claim for refund, determining a Liability for Taxes or a right to refund of Taxes or preparation for litigation or investigation of Claims or in connection with any audit. Each of Buyer and Seller will retain all Tax Returns, schedules and work papers and all material records or other documents relating to Tax matters of the Business for the taxable year of Seller ending after the Closing Date and for all previous years, until the expiration of the statute of limitations of the taxable years to which such Tax Returns and other documents relate (and, to the extent notified by the other party in writing, any extensions thereof). Any information obtained under this
     Section 5.9(b) will be kept confidential as contemplated by Section 5.6, except as may be otherwise necessary in connection with the filing of Tax Returns or Claims for refund or in conducting an audit or other proceeding related to the payment of Taxes.

     (c) If in order to prepare properly documents required to be filed with Governmental Entities or its financial statements, it is necessary that either Buyer or Seller be furnished with additional information relating to the Transferred Assets or the Assumed Liabilities and such information is in the possession of the other party, such other party will use its reasonable efforts to furnish such information in a timely manner to the party reasonably requiring such information, at the cost and expense of the party requiring such information.

     (d) With respect to all Hired Employees, Seller will cause to be issued IRS Form W-2s for that portion of calendar year 2003 ending on the Closing Date during which time the Hired Employees were employees of Seller. Buyer shall have no obligation to issue any IRS Form W-2s to any Hired Employee for any period on or before the Closing Date.

     (e) Seller and Buyer will file or provide to each other such Tax Returns, forms and other documents as may be required or necessary to minimize or obtain an exemption from any excise, sales, use, value added, transfer, stamp, documentary, filing, recordation or other similar Taxes that arise with respect to the Transferred Assets, or the Assumed Liabilities. Without limiting the generality of the foregoing, on or before the Closing Date Buyer will provide Seller with any required sales Tax exemption certificates of Buyer required in connection with the Transaction.

     (f) Notwithstanding any other provision of this Section 5.9, no party will have access to the other party's federal, state or foreign income Tax Returns or Books and Records relating thereto.

     Section 5.10 Determination and Allocation of Consideration.

     Seller agrees to accept Buyer's allocation of the Purchase Price, provided such allocation is in accordance with Section 1060 of the Code and is otherwise in compliance with the Code. Buyer will prepare, and Buyer and Seller will file, an IRS Form 8594 in a timely fashion in accordance with the rules under section 1060 of the Code and in accordance Buyer's allocation of the Purchase Price. The determination and allocation of the Purchase Price made pursuant to this Section 5.10 will be binding on Seller and Buyer for all Tax reporting purposes. Neither Seller nor Buyer shall file any tax return or other document or otherwise take any position that is inconsistent with the allocation determined pursuant to this Section 5.10.

     Section 5.11 Non-Competition.

     (a) For a period of two (2) years following the Closing Date neither Seller nor any Seller Subsidiary, will engage directly or indirectly, whether as owner, principal, stockholder, employee, consultant or in any other capacity, in the business of acquiring, developing, marketing, selling, distributing, licensing or maintaining systems and application computer programs competitive with, or substitutable for, any of the Transferred Intellectual Property or any of the Products (including derivative works or products created by Buyer), anywhere in the world, except as a customer or authorized distributor of Buyer or otherwise with Buyer's consent (which may be withheld in Buyer's sole discretion). Seller, for itself and as sole stockholder of the Seller Subsidiary, acknowledges and agrees that the current market for the Transferred Intellectual Property and the Products extends throughout the entire world and that it is therefore reasonable to prohibit them from competing with Buyer anywhere in the world.

     (b) An investment by Seller or any Seller Subsidiary, directly or indirectly, in less than 5 percent of the publicly traded equity securities of any Person the stock of which is publicly traded will not be deemed a violation of this Section 5.11.

     (c) If any Governmental Entity of competent jurisdiction determines that the restrictive covenant contained in this Section 5.11, or any part thereof, is invalid or unenforceable for any reason, the remainder of the restrictive covenant will not thereby be affected and will be given full force and effect, without regard to the invalid portion or portions. If any such Governmental Entity determines that the restrictive covenant contained in this Section 5.11, or any part thereof, is unenforceable because of the duration or scope of such covenant, such Governmental Entity will have the power to reduce such duration or scope and, in its reduced form, such covenant will then be enforceable and will be given full force and effect.

     (d) Seller, for itself and as sole stockholder of the Seller Subsidiary, acknowledges and agrees that the provisions of this Section 5.11, as they apply to Seller and Seller Subsidiary, are reasonable and supported by adequate consideration, that Buyer would not have entered into this Agreement without having received the benefit of the provisions of this
     Section  5.11,  and that  any  breach  of the  provisions  of this  Section
     5.11 would result in substantial and irreparable harm to Buyer and its Affiliates and, therefore, that Buyer will be entitled to an injunction to prohibit any such breach or anticipated breach, without the necessity of posting a bond, cash or otherwise, in addition to all of their other legal and equitable remedies, including the remedies provided by Article VII.

     (e) Seller will cause the Seller Subsidiary to comply in all respects with this Section 5.11.

     Section 5.12 Covenants Not to Sue or Assert Rights.

     Seller hereby covenants not to sue Buyer, its Affiliates or their successors, assignees or licensees, from and after the Closing Date, for infringement of any Transferred Intellectual Property. Seller shall not assert rights, from and after the Closing Date, in any Transferred Intellectual Property against Buyer, its Affiliates or their successors, assignees or licensees.

     Section 5.13 Satisfaction of Bank Debt.

     Immediately prior to Closing, Buyer shall pay to Comerica Bank and Comdisco the aggregate amounts of outstanding current debt and long-term debt of Seller owed to such lenders, as reflected in each lender's payoff letter (in form and substance mutually satisfactory to Buyer and Seller.

     Section 5.14 Certain Contracts.

     If Seller fails to disclose any written or oral license, sublicense, agreement, contract, permission or other understanding to Buyer that is a Transferred Asset in any Schedule hereto that called for the disclosure thereof, and Buyer later learns of the same, Buyer may, in its sole discretion, require Seller to use commercially reasonable efforts to assign the same.

     Section 5.15 Risk of Loss.

     Seller will bear all risk of loss, destruction or damage to any of the Transferred Assets occurring prior to the Effective Time of the Closing, whether due to fire, accident or other casualty, willful act, condemnation, riot, act of God or otherwise, and Buyer will have no responsibility with respect thereto. Buyer will bear all risk of loss, destruction or damage to any of the Transferred Assets occurring on or after the Effective Time of the Closing, whether due to fire, accident or other casualty, willful act, condemnation, riot, act of God or otherwise, and Seller will have no responsibility with respect thereto.

     Section 5.16 Real Estate Matters.

     Buyer and Seller will use commercially reasonable efforts to reach a mutually beneficial agreement with the landlord of Seller's Norwood, Massachusetts's office space that will allow Buyer or the Affiliates of Buyer to use a certain portion of that space after the Closing and will allow Seller to vacate all or a portion thereof with no obligation or Liability with respect to such vacated space attributable to facts and circumstances arising after the Effective Time.

     Section 5.17 Statement of Transaction Expenses.

     Immediately prior to Closing, Seller shall provide Buyer with a reasonably detailed listing of the aggregate expenses not paid in the ordinary course by Seller in connection with this Agreement and the consummation of all of the transactions contemplated hereby, including fees and expenses paid to Seller's attorneys, accountants and advisors.

     Section 5.18 2003 Audit.

     If the 2003 Audit is required in order to satisfy Buyer's reporting obligations under the securities laws, as determined by Buyer in its sole discretion, Seller (or those of Seller's successors and assigns who come to hold Seller's Books and Records in the event that Seller is dissolved) shall use commercially reasonable efforts to cooperate with Ernst & Young LLP (or other independent auditor mutually agreed upon by Buyer and Seller), as well as with Buyer and its representatives, to complete and deliver the 2003 Audit by February 15, 2004.

     Section 5.19 Final Balance Sheet.

     (a) Seller shall use commercially reasonable efforts to cooperate with Ernst & Young LLP (or other independent auditor mutually agreed upon by Buyer and Seller), as well as with Buyer and its representatives, to complete and deliver the Final Balance Sheet, along with a detailed listing of all Liabilities set forth thereon (including, but not limited to, accounts payable, accrued expenses and deferred revenue), within thirty
     (30) days of Closing.

     (b) Seller hereby agrees that (i) any accounts receivable (including the accounts, obligations, contracts and instruments that underlie such accounts receivable) set forth on the Final Balance Sheet, net of any reserve for doubtful accounts shown thereon, will have arisen out of bona fide transactions in the Ordinary Course and (ii) all of the Inventory will be costed and valued, and presented in all material respects in the Final Balance Sheet, in accordance with GAAP.

     Section 5.20 Warranty Claims.

     Buyer and Acquisition Sub shall use commercially reasonable efforts to resolve favorably all warranty-related Claims for Products sold on or before the Closing Date that are asserted against Buyer. However, the foregoing is not intended by the parties to expand, in any fashion, Buyer's or Acquisition Sub's liability for warranty-related Claims beyond such liability as is to be assumed pursuant to Section 2.5 of this Agreement.

     Section 5.21 Business Plan.

     (a) Following the Closing, Buyer and Acquisition Sub shall use commercially reasonable efforts to operate the Business during the period commencing on the Closing Date and continuing until December 31, 2004 in accordance with the Business Plan. Notwithstanding the foregoing, and subject to Section 2.6(d) of this Agreement, Buyer and Acquisition Sub shall have the right to terminate the Business Plan and operate the Business as they see fit following the failure of any of the Earn Out Conditions, which, for the avoidance of doubt, means that Buyer could have the right to terminate the Business Plan after March 31, 2004, June 30, 2004 and September 30, 2004 by virtue of a failure of the Earn Out Condition contained in Section 2.6(d)(iii) of this Agreement.

     (b) In furtherance of the obligation of Buyer and Acquisition Sub to use their best efforts to operate the Business during the period commencing on the Closing Date and continuing until December 31, 2004 in accordance with the Business Plan, as set forth above in Section 5.21(a), as long as the possibility remains that all of the Earn Out Conditions can be satisfied, Buyer and Acquisition Sub shall:

          (i) maintain the Business in Acquisition Sub, as a separate wholly owned subsidiary of Buyer;

          (ii) keep separate accounting books and records for the Business;  and

          (iii) permit the day to day business operations of the Business to be controlled by Sean Aruda and Ali Bigdeliazari in accordance with the terms of their respective employment agreements of even date herewith.

     (c) Notwithstanding anything in this Agreement to the contrary, and with particular reference to Section 2.6(d) of this Agreement, the parties agree that:

          (i) The termination without cause of or the resignation for good reason by either Sean Aruda or Ali Bigdeliazari, in accordance with the terms of their respective employment agreements of even date herewith, shall constitute a breach of Buyer's and Acquisition Sub's covenant in this Section 5.21 to operate the Business during the period commencing on the Closing Date and continuing until December 31, 2004 in accordance with the Business Plan; and

          (ii) The termination for cause of or the resignation without good reason by either Sean Aruda or Ali Bigdeliazari, in accordance with the terms of their respective employment agreements of even date herewith, shall not constitute a breach of Buyer's and Acquisition Sub's covenant in this Section 5.21 to operate the Business during the period commencing on the Closing Date and continuing until December 31, 2004 in accordance with the Business Plan;

     Section 5.22 VTech Inventory Confirmation.

     Prior to Closing, Seller, at its sole expense, shall cause VTech to provide, as of a date that is not more than five (5) days prior to the Closing Date, the following information:

     (a) all Inventory that has been purchased by Seller and delivered to VTech and is held by VTech at its facilities in China, as determined by a physical inventory count;

     (b) all Inventory (and, to the extent applicable, all parts, components, supplies and the like for Products) that has been purchased by VTech on behalf of Seller and is held by VTech at its facilities in China but for which VTech has not billed Seller, as determined by a physical inventory count; and

     (c) all other commitments made by VTech on behalf of Seller in connection with the purchase of parts, components, supplies and the like for Products.

     Two (2) days prior to Closing, Seller shall deliver to Buyer a certificate, in form and substance reasonably acceptable to Buyer, setting forth the aforementioned information.

     Section 5.23 Sharing Data.

     Subject to reasonable time, place and manner restrictions imposed by Buyer, Seller shall have the right for a period of seven years following the date hereof to have reasonable access to such books, records and accounts, including financial and tax information, correspondence, production records, employment records and other records that are transferred to Buyer pursuant to this Agreement for the purpose of concluding its involvement in the Business and for complying with its obligations under applicable securities, tax, environmental, employment and other Laws. Buyer shall not destroy any such books, records and accounts, including financial and tax information, correspondence, production records, employment records and other records without first providing Seller with the opportunity to obtain or copy books, records and accounts, including financial and tax information, correspondence, production records, employment records and other records.

             Article VI. COVENANTS AS TO CERTAIN EMPLOYMENT MATTERS

     Section 6.1 Employees.

     (a) As used herein, the following terms will have the following respective meanings:

          (i) "Applicable Employees" means all employees of the Business on the date hereof, as set forth on Schedule 6.1 (a) (i). Seller will cause
          Schedule 6.1(a)(i) to include the title, current base salary or compensation and target compensation of each Person listed thereon.

          (ii) "Hired Employees" means all Applicable Employees, whom Buyer determines, in its sole discretion, to offer employment with Buyer, Acquisition Sub or another Affiliate of Buyer and who accept such employment. As soon as practicable after the date hereof but in any event before Closing, a list of the Hired Employees shall be added to this Agreement as Schedule 6.1(a)(ii).

     (b) As soon as practicable after the date hereof, Seller will provide Buyer with access to all Applicable Employees for the purpose of making offers of employment, as well as conducting discussions preparatory thereto. On the Closing Date, Seller will terminate the employment of each Hired Employee and take all such other actions necessary to allow such Hired Employees to work for Buyer, Acquisition Sub or Buyer's Affiliates. Seller will also not take any action to prevent Buyer, Acquisition Sub or Buyer's Affiliates from offering employment or an independent contractor arrangement to any former employee of Seller.

     (c) Following the Closing, Buyer or Acquisition Sub will employ the Hired Employees on substantially the same terms and conditions as such employees are employed by Seller immediately prior to the Closing (except for such employees that have entered into employment agreements with Buyer or Acquisition Sub to be effective as of the Closing); provided, that nothing herein shall be construed as a limitation of Buyer's or Acquisition Sub's right to make decisions as to the retention or termination of any of its employees after the Closing, including the Hired Employees, or Buyer's right to modify, amend or terminate, in its sole discretion and judgment, any such terms and conditions for its employees, including the Hired Employees. Notwithstanding the foregoing, neither Buyer nor Acquisition Sub shall, at any time prior to ninety-one (91) days after the Closing Date, effect a "plant closing" or "mass layoff", as those terms are defined in the Worker Adjustment and Retraining Notification Act of 1988, as amended (the "WARN Act"), or take any other act affecting in whole or in part any site of employment of Buyer which could result in any liability to Seller under the WARN Act or any other applicable foreign, federal, state or other law.

     (d) The Plans will not be transferred to Buyer or Acquisition Sub pursuant to this Agreement. Instead, from and after the Closing through December 31, 2004, Buyer or Acquisition Sub shall provide to the Hired Employees who continue to be employed by Buyer or Acquisition Sub employee benefit plans, agreements, programs, policies and arrangements (the "Buyer Benefit Plans") that are substantially comparable in all material respects to the Plans in effect immediately prior to the Closing. For the purposes of any of Buyer Benefit Plans for which eligibility or vesting of benefits depends on length of service, and for any benefit for which the amount or level of benefits depends on length of service, Buyer or Acquisition Sub shall give (or cause to be given) to each Hired Employee full credit for past service with Seller as of and through the Closing Date under the Plans ("Prior Service"), except that no Hired Employee shall receive credit under any
     Section 401(k) plan of Buyer or Acquisition Sub for Prior Service. In addition, and without limiting the generality of the foregoing, each Hired Employee shall be given credit for Prior Service for purposes of eligibility to participate, satisfaction of any waiting periods, evidence of insurability requirements, or the application of any pre-existing condition limitations. However, nothing herein shall be construed as a limitation of Buyer's right to modify, amend or terminate, in its sole discretion and judgment, any such Buyer Benefit Plan.

     (e) As soon as practicable after the Closing, Buyer shall permit the Hired Employees to make, if properly elected on a form acceptable to the plan administrator, eligible rollover contributions from Seller's 401(k) Plan to a Section 401(k) plan of Buyer or Acquisition Sub in which the Hired Employees are entitled to participate pursuant to Section 401(a)(31) of the Code (including any outstanding Participant Plan Loans). At or prior to the Closing, Seller shall provide to Buyer a copy of the Internal Revenue Service determination or opinion letter with respect to the current plan document for Seller's 401(k) Plan.

     (f) The parties intend that Buyer, Acquisition Sub, or another member of the "Buying Group" (as that term is defined in Treas. Reg. ss.54.4980B-9, Q&A 2) with respect to the transactions described in this Agreement, shall be responsible for providing "COBRA" continuation group health coverage pursuant to Section 4980B of the Code and Sections 601 through 608 of ERISA, and the regulations promulgated thereunder, to all individuals who are "M&A Qualified Beneficiaries" (as defined in Treas. Reg. ss.54.4980B-9, Q&A 4) with respect to the transactions described in this Agreement. In no event shall Seller, or any other member of the "Selling Group" (as that term is defined in Treas. Reg. ss.54.4980B-9, Q&A 2) be responsible for providing such "COBRA" continuation group health coverage. Notwithstanding the foregoing, to the extent, if any, that Buyer or Acquisition Sub incurs Liability in connection with providing "COBRA" continuation group health coverage relating to former Seller employees who were obtaining "COBRA" continuation group health coverage prior to the Closing, Buyer shall have the right to recover such Liability against the Indemnification Escrow, as Buyer Losses, in accordance with the provisions of Article VIII of this Agreement.

     (g) Seller will be solely responsible for, and Buyer will not have any Liability with respect to: (i) all compensation and benefits agreements and arrangements that are not included among the Assumed Contracts; (ii) all obligations to employees or former employees of Seller (regardless of if they are Hired Employees), including any and all severance, retention, termination and other compensation or benefit payments (if any), damages and costs, and the applicable Taxes related thereto, which are or may become payable, under any Law, Employment Law or contract; (iii) all employee retirement, health, welfare or benefit plans and programs of Seller; and (iv) all obligations with respect to unemployment compensation and workers' compensation from Claims arising on or before the Closing Date out of the Claimant's employment by Seller.

     (h) Except as set forth on Schedule 6.1(h) attached hereto, Seller and each Hired Employee shall terminate, effective as of the Closing Date, any employment agreements or arrangements of any sort between them that are in effect immediately prior to the Closing (and, in each case, shall take such further actions as are necessary to extinguish any rights thereunder that might otherwise survive the termination of the underlying employment agreement or arrangement).

     Section 6.2 Enforcement of Rights.

     At all times after Closing, upon request from Buyer, Seller will assign to Buyer its right to take all reasonable actions to enforce the provisions of any employment, independent contractor or other agreement to which Seller is a party to the extent that Buyer deems it necessary for the protection of Buyer's rights to the Transferred Intellectual Property or any other rights acquired by Buyer hereunder, including, Seller's rights under any non-competition, non-solicitation, non-disclosure, assignment of invention and similar agreements.

     Section 6.3 Non-Solicitation

     During the twenty-four (24) month period immediately following the Closing Date, without the prior written consent of Buyer, Seller will not, directly or indirectly, hire or otherwise use or solicit the services of any Person who then is, or who was during the then-preceding six (6) months, an employee of Buyer or any Seller Subsidiary and who was an employee of Seller or Seller Subsidiary thereof immediately prior to Closing.

                       Article VII. CONDITIONS TO CLOSING

     Section 7.1 Conditions to the Obligations of Buyer, Acquisition Sub and
                 Seller.

     The obligations of Buyer, Acquisition Sub and Seller to effect Closing are subject to the satisfaction or waiver by Buyer and Seller prior to Closing of each of the following conditions:

     (a) No Injunctions, Etc. No Governmental Entity will have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, or judgment, decree, injunction or other final order that is in effect on the Closing Date and prohibits or prevents Closing or the consummation of the Transaction.

     (b) Business Plan. The Business Plan shall be in existence.

     (c) Escrow Agreement. Buyer, Seller and the Escrow Agent shall have duly executed and delivered the Escrow Agreement.

     Section 7.2 Further Conditions to the Obligation of Buyer and Acquisition Sub.

     The obligation of Buyer and Acquisition Sub to effect Closing is subject to the satisfaction by Seller, or waiver by Buyer prior to Closing, of each of the following further conditions:

     (a) Representations and Warranties. The representations and warranties of Seller contained herein will have been true and correct in all material respects when made, and will be true and correct in all material respects as of Closing as if made as of Closing (except that representations and warranties that are made as of a specific date need be true and correct only as of such date and except that representations and warranties which are qualified as to materiality shall be true and correct in all respects as made and not subject to a double materiality standard), and Buyer will have received a certificate to such effect dated the Closing Date and executed by a duly authorized officer of Seller.

     (b) Covenants. The covenants and agreements of Seller to be performed prior to Closing will have been duly performed in all material respects, and Buyer will have received a certificate to such effect dated the Closing Date and executed by a duly authorized officer of Seller.

     (c) Indemnification Substitution Agreement. Seller's stockholders that in the aggregate shall be entitled to receive at least eighty-five percent (85%) of the Closing Consideration, as adjusted, assuming all of the Closing Consideration were to be distributed to Seller's stockholders, shall have assumed, on a pro rata several but not joint basis, Seller's obligations under Article VIII of this Agreement and each of such stockholders shall have entered into the Indemnification Substitution
     Agreement in the form attached hereto as Exhibit C to effect such substitution of responsibility under Article VIII of this Agreement; provided, however, that, to the extent stockholders that in the aggregate shall be entitled to so receive eighty-five percent (85%) of the Closing Consideration, as adjusted, shall not have entered into such Indemnification Substitution Agreement, this condition shall be deemed satisfied provided that Seller agrees that it will continue to hold, and will not distribute until at least the end of the period specified in
     Section 8.4(i), an amount of the Closing Consideration, as adjusted, equal to the difference between eighty-five percent (85%) of the Closing Consideration, as adjusted, and the aggregate Closing Consideration, as adjusted, that the stockholders entering into such Indemnification Substitution Agreement shall be entitled to so receive (the "Indemnification Coverage Gap") until such time as an additional stockholder or stockholders of the Seller entitled to receive at least an amount equal to the Indemnification Coverage Gap enter into an escrow agreement in the form attached hereto as Exhibit D (the "Stockholder Escrow Agreement").

     (d) No Material Adverse Change. Between the date hereof and the Closing Date, there will not have occurred any event, condition or change (excluding general economic changes) in the operations, condition (financial or otherwise) of the Transferred Assets or the Business that has had, or would be reasonably expected to at a later date have, a Material Adverse Effect.

     (e) Employees. Buyer will be satisfied that Sean Aruda, Ali Bigdeliazari, Liz Gerald, Martin Bond, Brian Milette, Joanne Regali, Brian Copley, Michael Onorato and Hamid Nakhaee, as well as two-thirds of the remaining Hired Employees, shall each have agreed to be employed by Buyer, Acquisition Sub or their Affiliates.

     (f) Master Copy of Software. Seller will have delivered to Buyer a gold master copy that permits replication of operable copies of each Software program, in both source code and object code form.

     (g) Lien Searches and Releases. Seller will have delivered to Buyer: (i) personal property and Intellectual Property searches, in a form reasonably acceptable to Buyer and dated within a reasonable period of time prior to Closing, listing all recorded Encumbrances or judgments of record affecting the Transferred Assets and (ii) duly executed documents sufficient, when filed or recorded, to release any Encumbrances (other than Permitted Encumbrances) of any third-party or Affiliate with respect to the Transferred Assets.

     (h) Legal Opinion of Seller's Counsel. Choate, Hall & Stewart, counsel to Seller, will have furnished to Buyer its written opinion, dated the Closing Date, in form and substance reasonably satisfactory to Buyer and which shall contain such opinions as are customary. (i) Required Approvals. Seller will have obtained and delivered to Buyer all Approvals listed on
     Schedule 7.2(i), each in a form reasonably acceptable to Buyer.

     (j) Additional Closing Deliveries. Seller will have delivered to Buyer the following:

          (i) duly executed bills of sale and other appropriate documents of transfer, in form and substance reasonably acceptable to Buyer, transferring to Buyer all tangible personal property included in the Transferred Assets;

          (ii) duly  executed assignments,  in  form  and  substance  reasonably
          acceptable   to  Buyer,   transferring   to  Buyer   all   Transferred
          Intellectual Property;

          (iii) subject to the provisions of Sections 2.3, duly executed assignments or, where necessary, subcontracts, subleases or sublicenses, in form and substance reasonably acceptable to Buyer, transferring to Buyer all Assumed Contracts;

          (iv) Tax clearance  certificates  from each U.S. jurisdiction in which
          Seller  files  any  corporate  Tax  Returns    (to  the  extent  such
          jurisdiction issues such certificates);

          (v)  a  long-form  good  standing  certificate  from   the   Delaware
          Secretary of State attesting to the subsistence and good standing of Seller in such jurisdiction dated no more than three (3) business days prior to the Closing Date;

          (vi) a certificate signed by duly authorized officers of Seller and dated the Closing Date certifying to Buyer (A) as to the incumbency and genuineness of the signatures of each officer of Seller executing this Agreement and any Closing Document on behalf of Seller,
          (B) the genuineness of the resolutions (attached thereto) of the board of directors of Seller authorizing the execution, delivery and performance of this Agreement and the Closing Documents and Seller's consummation of the Transaction, and (C) the genuineness of the resolutions (attached thereto) of the stockholders of Seller authorizing the execution, delivery and performance of this Agreement and the Closing Documents and Seller's consummation of the Transaction and, if applicable, a further certification as to compliance with
          Section 228(e) of the Delaware General Corporation Law with a copy of any notices provided thereunder;

          (vii)  the certificate contemplated by Section 2.7; and

          (viii) such other instruments or documents, in form and substance reasonably acceptable to Buyer, as may be necessary to effect Closing.

     (k) Seller shall have effected the assignment of (i) its OEM Software License Agreement with Cisco Systems and (ii) its agreement with Signal Processing Associates to Acquisition Sub.

     Section 7.3 Further Conditions to the Obligation of Seller.

     The obligation of Seller to effect Closing is subject to the satisfaction by Buyer or Acquisition Sub, or waiver by Seller prior to Closing, of each of the following further conditions:

     (a) Representations and Warranties. The representations and warranties of Buyer and Acquisition Sub contained herein will have been true and correct in all material respects when made, and will be true and correct as of Closing as if made as of Closing (except that representations and warranties that are made as of a specific date need be true and correct only as of such date and except that representations and warranties which are qualified as to materiality shall be true and correct in all respects as made and not subject to a double materiality standard), and Seller will have received a certificate to such effect dated the Closing Date and executed by a duly authorized officer of Buyer.

     (b) Covenants. The covenants and agreements of Buyer to be performed prior to Closing will have been duly performed in all material respects, and Seller will have received a certificate to such effect dated the Closing Date and executed by a duly authorized officer of Buyer.

     (c) No Material Adverse Change. Between the date hereof and the Closing Date, there will not have occurred any material adverse change (excluding general economic changes) in the operations, condition (financial or otherwise) or results of operations of Buyer.

     (d) Payment. Buyer will have caused the Closing Consideration to be delivered at Closing as provided by Section 2.6(b) and the Indemnity Escrow to be delivered to the Escrow Agent.

     (e) Legal Opinion of Buyer's Counsel. Harter, Secrest & Emery LLP, counsel for Buyer and Acquisition Sub, will have furnished to Seller its written opinion, dated as of the Closing Date, in form and substance reasonably satisfactory to Seller and which shall contain such opinions as are customary and reasonably acceptable to Seller.

     (f) Employment Agreements. Buyer will have delivered to each of Sean Aruda and Ali Bigdeliazari an agreement setting forth mutually satisfactory terms of employment with Acquisition Sub.

     (g) Additional Closing Deliveries. Buyer will have delivered to Seller the following:

          (i) such duly executed instruments of assumption and other instruments or documents, in form and substance reasonably acceptable to Seller, as may be necessary to effect the assumption by Buyer of the Assumed Liabilities;

          (ii) the certificate contemplated by Section 2.7;

          (iii)  long-form  good  standing  certificates  from   the   Delaware
          Secretary of State attesting to the subsistence and good standing of Buyer and Acquisition Sub in such jurisdiction dated no more than three (3) business days prior to the Closing Date;

          (iv) a certificate signed by duly authorized officers of Buyer and Acquisition Sub and dated the Closing Date certifying to Seller (A) as to the incumbency and genuineness of the signatures of each officer of Buyer and Acquisition Sub executing this Agreement and any Closing Document on behalf of Buyer or Acquisition Sub, as the case may be, (B) the genuineness of the resolutions (attached thereto) of the board of directors of Buyer and Acquisition Sub authorizing the execution, delivery and performance of this Agreement and the Closing Documents and Seller's consummation of the Transaction, and (C) the genuineness of the resolutions (attached thereto) of the stockholder of Acquisition Sub authorizing the execution, delivery and performance of this Agreement and the Closing Documents and the Acquisition Sub's consummation of the Transaction;

          (v)  such  other  instruments  or documents,   in form  and  substance
          reasonably acceptable to Buyer, as may be necessary to effect Closing.

                         ARTICLE VIII. INDEMNIFICATION

     Section 8.1 Indemnification by Seller.

     Subject to the further provisions of this Article VIII, Seller will indemnify, defend and hold harmless Buyer, Buyer's Affiliates, and their respective directors, officers, attorneys, accountants, agents and employees and their heirs, successors and assigns (collectively, the "Buyer Indemnified Parties"), from, against and in respect of all Losses imposed on, sustained, incurred or suffered by or asserted against any of the Buyer Indemnified Parties, directly or indirectly relating to or arising out of any of the following (collectively, "Buyer Losses"):

(a) any fact or circumstance that constitutes a breach of any representation or warranty of Seller contained herein;

(b) any act or omission that constitutes a breach of any covenant or agreement of Seller contained herein; or

(c) any Excluded Liability.

     Section 8.2 Indemnification by Buyer.

     Subject to the further provisions of this Article VIII, Buyer and Acquisition Sub, jointly and severally, will indemnify, defend and hold harmless Seller, Seller's Affiliates, and their respective directors, officers, attorneys, accountants, agents and employees, and their heirs, successors and assigns (collectively, the "Seller Indemnified Parties"), from, against and in respect of any Losses imposed on, sustained, incurred or suffered by or asserted against any of the Seller Indemnified Parties, directly or indirectly relating to or arising out of any of the following (collectively, "Seller Losses"):


     (a)  any  fact  or   circumstance   that   constitutes   a  breach  of  any
representation or warranty of Buyer or Acquisition Sub contained herein; or

     (b) any act or omission that constitute a breach of any covenant or agreement of Buyer or Acquisition Sub contained herein; or

     (c) any Assumed Liability.

     Section 8.3 Disposition of Indemnification Escrow.

     Claims for indemnification by Buyer under this Article VIII shall be satisfied first from the Escrow Amount to the extent and in the manner contemplated by the Escrow Agreement. The escrow period shall terminate on March 31, 2005 (the "Escrow Period"), provided, however, that, in the event a Claim Notice has been delivered to the Escrow Agent and Seller prior to the termination of the Escrow Period in accordance with Section 8.4 and the Claims or Losses specified in such Claim Notice have not been resolved or satisfied, then that portion of the Indemnity Escrow necessary to satisfy such unresolved or unsatisfied Claims or Losses shall remain in the Escrow Fund until such Claims or Losses have been resolved.

     Section 8.4 Indemnification Procedures.

     (a) During the Escrow Period, the Buyer Indemnified Parties' Claims for indemnification under this Article VIII will be satisfied first out of the Indemnification Escrow, as provided by Section 8.3 of this Agreement. Once the Indemnification Escrow is exhausted, the Buyer Indemnified Parties may assert Claims for indemnification directly against Seller, subject to this
     Section 8.4.

     (b) In the event that an Indemnified Party has a Claim for indemnification under this Article VIII, or an action, suit or legal proceeding for which an Indemnifying Party would be liable to an Indemnified Party hereunder is commenced against an Indemnified Party by a third party, the Indemnified Party will promptly (but in no event more than twenty (20) days following commencement of any such third party action, suit or other legal proceeding) notify the Indemnifying Party and the Escrow Agent (if the Escrow Agreement is then in effect) of such Claim and the amount or the estimated amount thereof to the extent then feasible (which estimate will not be conclusive of the final amount of such Claim) (the "Claim Notice"); provided, however, that no failure or delay by any Indemnified Party in giving any Claim Notice will relieve any Indemnifying Party from any obligation or liability under this Agreement, except to the extent that the Indemnifying Party is prejudiced by such failure or delay.

     (c) The Indemnifying Party will have thirty (30) days from the effective date of the Claim Notice as determined under Section 10.1 of this Agreement (the "Notice Period") to notify the Indemnified Party (i) whether or not the Indemnifying Party disputes its liability to the Indemnified Party hereunder with respect to such Claim, and (ii) in the case of a litigated Claim, whether or not it desires to defend the Indemnified Party against such litigated Claim. All reasonable costs and expenses incurred by the Indemnifying Party in defending such litigated Claim and all reasonable costs and expenses of the Indemnified Party incurred prior to the Indemnifying Party assuming such defense will be a Liability of, and will be paid by, the Indemnifying Party.

     (d) Except as provided in Section 8.4(e) of this Agreement, in the event that the Indemnifying Party notifies the Indemnified Party within the Notice Period that it desires to defend the Indemnified Party against a litigated Claim, the Indemnifying Party will have the right so to defend the Indemnified Party by appropriate proceedings with counsel of the Indemnifying Party's choosing, and will have the sole power to direct and control such defense. If any Indemnified Party desires to participate in any such defense it may do so at its sole cost and expense.

     (e) If the Indemnifying Party elects not to defend the Indemnified Party against a litigated Claim, whether by not giving the Indemnified Party timely notice as provided by Section 8.4(c) of this Agreement or otherwise, then the Indemnified Party will have the right so to defend the litigated Claim by appropriate proceedings with counsel of the Indemnified Party's choosing, and will have the sole power to direct and control such defense. The portion of such litigated Claim as to which the defense by the Indemnified Party is unsuccessful (and the reasonable costs and expenses pertaining to the defense of the entire litigated Claim) will be the Liability of the Indemnifying Party hereunder. The Indemnified Party will use commercially reasonable efforts in the defense of all such litigated Claims subject to the limitations contained in Section 8.4(f) of this Agreement.

     (f) The Indemnified Party will not settle any Claim without the consent of the Indemnifying Party, which consent will not be unreasonably withheld; provided, however, that the Indemnifying Party will not settle, compromise or offer to settle or compromise any Claim on a basis that would result in the imposition of a consent order, injunction or decree that would restrict the future activity or conduct of the Indemnified Party or any Affiliate thereof without the consent of the Indemnified Party or any Affiliate thereof, which consent may be withheld for any reason.

     (g) To the extent that the Indemnifying Party directs, controls or participates in the defense or settlement of any Litigated Claim, the Indemnified Party will give the Indemnifying Party and its counsel, during normal business hours, access to the relevant business records and other documents, and will permit them to consult with the employees and counsel of the Indemnified Party.

     (h) All  amounts  paid by Seller or Buyer,  as the case may be,  under this
     Article VIII, and all payments to Buyer out of the Indemnification Escrow, will be treated as adjustments to the Purchase Price for Tax purposes.

     (i) No claim for indemnification under this Article VIII shall be made more than two (2) years after the Closing Date. This provision shall not extinguish claims that are made within two (2) years of the Closing Date but that remain unresolved on or after the date that is two (2) years after the Closing Date.

     Section 8.5 Indemnification Limitations.

     (a) No Indemnifying Party shall have any Liability hereunder to indemnify the Indemnified Party for Buyer Losses or Seller Losses, as applicable, until the aggregate amount of Buyer Losses or Seller Losses, as applicable, exceed seventy-five thousand dollars ($75,000) in which event the Indemnified Party shall be entitled to indemnification for all such Losses.

     (b) The aggregate indemnification obligation of Seller or Buyer hereunder for Buyer Losses or Seller Losses, as applicable, shall not exceed the amount of the Closing Consideration, as adjusted.

     (c) Notwithstanding anything to the contrary contained herein, Seller shall not have any Liability hereunder (i) for Buyer Losses relating to any breach of the representations and warranties contained in Section 3.22 (Environmental Matters), except to the extent such Buyer Losses represent amounts actually incurred by Buyer for the performance of remedial action or the payment of any fine, penalty or damage award in each case ordered by Governmental Entity or in reasonable settlement of a claim of noncompliance with any Environmental Laws asserted by any Governmental Entity or other third party (and related out-of-pocket expenses), (ii) with respect to Buyer Losses arising out of the breach of any representation or warranty of Seller to the extent that Seller has made a corresponding reserve in accordance with GAAP on the Provisional Balance Sheet, , and (iii) with respect to consequential damages, special damages, incidental damages, indirect damages, lost profits, unrealized expectations or other similar items, nor shall any Buyer Losses be calculated using a "multiplier" or an similar method having a similar effect.

     (d) In determining the foregoing thresholds and in otherwise determining the amount of any Losses for which an indemnified party is entitled to assert a claim for indemnification, the amount of any such Losses shall be determined after deducting therefrom the amount of any third party recoveries received by the indemnifying party in respect of such Losses. The amount of Losses shall also take into account third party recoveries by, the indemnifying party as a result of the matters giving rise to the Losses. If an indemnification payment is received by an indemnified party and such indemnified party later receives third party recoveries in respect of the related Losses, the indemnified party shall immediately repay to the indemnifying party a sum equal to the lesser of (x) the actual amount of third party recoveries and (y) the actual amount of the indemnification payment previously paid by the indemnifying party with respect to such Losses. Buyer shall use all reasonable efforts to obtain such recoveries from such third parties and, if requested by Seller, shall deliver evidence of such efforts.

     (e) Absent fraud, the indemnification provided for in this Article VIII shall be the sole and exclusive remedy available to any party against any other party for any Claims or Losses.

                             Article IX.TERMINATION

     Section 9.1 Termination.

     This Agreement may be terminated at any time prior to Closing as follows:

     (a) by mutual agreement of Buyer and Seller;

     (b) by either Buyer or Seller if: (i) there is in effect any Law that prohibits or prevents Closing, (ii) if Closing would violate any order, decree or judgment of any Governmental Entity; or (iii) if any Governmental Entity issues any final, non-appeallable order, decree, judgment or ruling or otherwise attempts to prohibit or prevent the Closing or to modify the material terms of the Transaction;

     (c) by Seller if, as a result of any action or inaction by Buyer or its Affiliates, Closing has not occurred within thirty (30) days following the date on which all of the conditions to Closing set forth in Sections 7.1 and 7.2 have become capable of satisfaction (or have been waived);

     (d) by Buyer if, as a result of any action or inaction by Seller or its Affiliates, Closing has not occurred within thirty (30) days following the date on which all of the conditions to Closing set forth in Sections 7.1 and 7.3 have become capable of satisfaction (or have been waived);

     (e) by Buyer upon the occurrence of a Material Adverse Effect; and

     (f) by either party, by giving written notice of such termination to the other party, if Closing has not occurred on or prior to January 16, 2004; provided, however, that such terminating party is not in material breach of any of its obligations under this Agreement; and

     (g) by Seller, if Seller's board of directors concludes in good faith that it is necessary for such board to act in a manner consistent with its fiduciary duty to the stockholders of Seller under applicable law, provided that, Seller shall reimburse Buyer for its reasonable expenses incurred in connection with this Agreement (such reasonable expenses not to exceed three hundred fifty thousand dollars ($350,000) immediately upon consummation of a Purchase Transaction.


     Section 9.2 Effect of Termination.

     In the event of the termination of this Agreement, as provided by Section 9.1, this Agreement will thereupon become void and have no effect, and no party will have any Liability to any other party or their respective Affiliates, directors, officers or employees, except for the obligations of the parties contained in this Section 9.2 and in Sections 5.6 (Confidentiality), 5.7 (Public Disclosure), 10.1 (Notices), 10.5 (Expenses), 10.7 (Governing Law), 10.8 (Alternative Dispute Resolution), 10.9 (Submission to Jurisdiction) and 10.13 (Entire Agreement) (and any related definitional provisions set forth in Article
I), and except that nothing in this Section 9.2 will relieve any party from Liability for any willful breach of this Agreement that arose prior to such termination, for which Liability the provisions of Article VIII will remain in effect in accordance with the provisions and limitations thereof.

                              Article X. IN GENERAL

     Section 10.1 Notices.

     All notices or other communications given hereunder will be deemed to have been duly given and made if in writing and if served by personal delivery upon the party for whom it is intended, if delivered by registered or certified mail, return receipt requested, or by a nationally recognized, overnight courier service, or if sent by facsimile, provided that the facsimile is promptly confirmed by telephone confirmation thereof, to the party at the address set forth below, or such other address as may be designated in writing hereafter, in the same manner, by such party:

           If to Buyer:       Performance Technologies, Incorporated
                              205 Indigo Creek Drive
                              Rochester, New York 14626
                              Attention: Chief Executive Officer
                              Fax: (585) 256-0791

           with a copy to:    Harter, Secrest & Emery LLP
                              1600 Bausch & Lomb Place
                              Rochester, New York 14604-2711
                              Attention:  Jeffrey H. Bowen, Esq.
                              Fax:  (585) 232-2152

           If to Seller:      before Closing:

                              Mapletree Networks, Inc.
                              315 Norwood Park South
                              Norwood, Massachusetts 02062
                              Attention:  Sean Aruda
                              Fax:  (781) 751-2470

                              after Closing:

                              P. Eric Krauss
                              Pilot House Ventures Group, LLC
                              The Pilot House
                              Lewis Wharf
                              Boston, MA 02110
                              Fax  (617) 854-3401

          in each case
          with a copy to (which shall not constitute notice):

                              Choate, Hall & Stewart
                              53 State Street
                              Boston, Massachusetts 02109-2804
                              Attention:  William C. Rogers, Esq.
                              Fax: (617) 248-4000

     All such notices and other communications shall be deemed to have been given and received effective as of: (i) in the case of personal delivery, on the date of such delivery; (ii) in the case of registered or certified mail, return receipt requested, on the third business day after such mail is postmarked;
(iii) in the case of a nationally recognized, overnight courier service, on the business day following dispatch; or (iii) in the case of a facsimile, provided that the facsimile is promptly confirmed by telephone confirmation thereof, on the date of such delivery.

     Section 10.2 Amendment; Waiver.

     Any provision of this Agreement may be amended or waived if such amendment or waiver is in writing and signed, in the case of an amendment, by Buyer and Seller, or in the case of a waiver, by the party against whom the waiver is to be effective. No failure or delay by any party in exercising any right, power or privilege hereunder will operate as a waiver thereof nor will any single or partial exercise thereof preclude any other or further exercise of any right, power or privilege.

     Section 10.3 No Assignment or Benefit to Third Parties.

     No party may assign any of its rights or delegate any of its obligations under this Agreement, by operation of law or otherwise, without the prior written consent of the other party, and any attempt to assign this Agreement without such consent will be void and of no force or effect; provided, however, that Seller may assign its right to receive payments hereunder to its stockholders. Nothing in this Agreement (except for Section 6.1 and Article
VIII), express or implied, is intended to confer upon any Person other than Buyer, Acquisition Sub, Seller or the Indemnified Parties, or their respective permitted successors or permitted assigns, any rights or remedies under or by reason of this Agreement. Without limiting the generality of the foregoing, nothing in this Agreement creates any rights in any employees or groups of employees.

     Section 10.4 Survival.

     (a) All of the respective representations and warranties of Seller, Buyer and Acquisition Sub contained in this Agreement will survive Closing and continue if effect until the date that is two (2) years after the Closing Date. All of the respective covenants and agreements of Seller, Buyer and Acquisition Sub contained in this Agreement will survive Closing.

     (b) If notice of any claim for indemnification has been timely given in accordance with Article VIII, then such claim for indemnification, and the underlying representations, warranties, covenants or agreements, and the indemnification obligations that are the subject thereof, will survive (but only for the purpose of the resolution of the matter covered by such notice) until such time as such claim is finally resolved.

     Section 10.5 Expenses.

     Except as otherwise expressly provided in Article VIII of this Agreement, whether or not the Transaction is consummated, all costs and expenses incurred in connection with this Agreement and the Transactions will be borne by the party incurring the same.

     Section 10.6 Schedules, Exhibits, Etc.

     (a) Each Schedule, Exhibit (when and as executed), certificate provided hereunder and written disclosure required hereby is incorporated by reference into this Agreement and will be considered a part hereof as if set forth herein in full; provided, however, that information set forth on any Schedule, certification or written disclosure constitutes a representation and warranty of the party providing the same, and not the mutual agreement of the parties as to the facts therein stated. Unless otherwise specifically noted herein, the contents of the Schedules will not vary, change or alter the language or substance of the representations and warranties contained in this Agreement but will qualify and be deemed a part hereof. Each Schedule is annexed hereto on the date hereof and, if Buyer consents, will be updated as necessary or amended on or before the Closing Date. Unless otherwise specifically noted herein, all Schedules shall be deemed the sole responsibility, obligation, disclosure and work-product of Seller.

     (b) Each party's rights to indemnification or other remedies provided hereby based on any breach by the other party (or parties) of its representations, warranties, covenants and agreements will not be affected by any investigation conducted with respect to, or any knowledge acquired (or capable of being acquired) by such party at any time, whether before or after the execution and delivery of this Agreement or the Closing Date, with respect to the accuracy or inaccuracy of or compliance with, any such representation, warranty, covenant or agreement. The due diligence review conducted by Buyer and its representatives will not relieve Seller of any duties concerning its representations, warranties, covenants or agreements contained in this Agreement or in any Ancillary Agreement.

     Section 10.7 Governing Law.

     This Agreement will be governed by and construed in accordance with the Laws of the State of New York without regard to its principles of conflicts of laws.

     Section 10.8 Alternate Dispute Resolution.

     If any dispute arises between Buyer and Seller regarding this Agreement, any Closing Document or the Transaction (other than a dispute relating to
Intellectual Property which the parties reserve all rights to litigate in accordance with Section 10.9 of this Agreement, or otherwise address as they may agree at the time such dispute arises), the chief executive officer (or his or her designee), on behalf of Buyer, and P. Eric Krauss on behalf of Seller, or their respective designees, will attempt in good faith to resolve the dispute. If the such Persons have not agreed to a resolution within fifteen (15) days from the date on which the dispute was first presented to them, either party, by written notice to the other, may require that the dispute be submitted for resolution to the chief executive officer (or his or her designee), on behalf of
Buyer,  and  P. Eric  Krauss,   on  behalf  of  Seller,   or   their  designees
(collectively, the "Senior Managers"). The Senior Managers will meet, in person or by other means mutually satisfactory to them, to attempt to resolve the dispute within fifteen (15) days after reference of the matter to them. If the Senior Managers reach a decision within such fifteen (15) day period, their decision will be final and binding on the parties for all purposes. If the Senior Managers fail to resolve the dispute within such period, Buyer and Seller may, if they then so agree, refer the matter for arbitration on such terms as they may then agree or, failing that, proceed to litigation.

     Section 10.9 Submission to Jurisdiction.

     Each party agrees that it may bring any action or proceeding in respect of any Claim arising out of or related to Intellectual Property between the parties, whether in tort or contract or at law or in equity, in the U.S. District Court for the Western District of New York, sitting in Monroe County, New York (the "Chosen Court") and, solely in connection with Claims arising out of or related to Intellectual Property, (a) irrevocably submits to the jurisdiction of the Chosen Court, (b) waives any objection to laying venue in any such action or proceeding in the Chosen Court, (c) waives any objection that the Chosen Court is an inconvenient forum or does not have jurisdiction over any party, and (d) agrees that service of process in any method specified in Section
10.1 of this Agreement will constitute valid in personam service upon such party and its permitted successors and permitted assigns in any action or proceeding with respect to any matter as to which it has submitted to jurisdiction hereunder. EACH PARTY HEREBY ACKNOWLEDGES THAT THIS IS A COMMERCIAL TRANSACTION, THAT THE FOREGOING PROVISIONS FOR CONSENT TO JURISDICTION AND SERVICE OF PROCESS HAVE BEEN READ, UNDERSTOOD AND VOLUNTARILY AGREED TO BY SUCH PARTY AND THAT BY AGREEING TO SUCH PROVISIONS SUCH PARTY IS WAIVING IMPORTANT LEGAL RIGHTS.

     Section 10.10 Remedies Cumulative.

     The various rights and remedies herein provided will be cumulative and not exclusive of any other rights or remedies herein provided or any rights or remedies provided by Law.

     Section 10.11 Inferences.

     Inasmuch as this Agreement is the result of negotiations between sophisticated parties of equal bargaining power represented by counsel, no inference in favor of or against either party will be drawn from the fact that any portion of this Agreement has been drafted by or on behalf of such party.

     Section 10.12 Severability.

     The provisions of this Agreement will be deemed severable and the invalidity or unenforceability of any provision will not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any Person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision will be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision, and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances will not be affected by such invalidity or unenforceability, nor will such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

     Section 10.13 Entire Agreement.

     This Agreement, including the Exhibits, the Schedules, the Ancillary Agreements and the other Closing Documents contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, including, without limitation, that certain Memorandum of Agreement between Buyer and Seller dated November 7, 2003.

     Section 10.14 Headings.

     The heading references herein and any tables of contents, indexes or similar items hereto are for convenience purposes only, do not constitute a part of this Agreement, and will not be deemed to limit or affect any of the provisions hereof.

     Section 10.15 Counterparts.

     This Agreement may be executed in one or more counterparts, each of which will be deemed an original, and all of which will constitute one and the same Agreement.

     Section 10.16 Facsimiles.

     The parties agree that facsimile copies of signatures shall be deemed originals for all purposes hereof and that a party may produce such copies, without the need to produce original signatures, to prove the existence of this Agreement in any proceeding brought hereunder.

     Section 10.17 Stockholder Representative.

     The parties agree that if Seller is dissolved after Closing at a time while Buyer continues to have executory obligations under this Agreement with respect to the Earn Out Consideration, P. Eric Krauss shall serve as the representative of Seller's stockholders for the purpose of communicating with Buyer regarding such matters (the "Stockholder Representative"). Specifically, the function of the Stockholder Representative shall be to facilitate communications between Buyer and Seller's stockholders and, if necessary, to receive and distribute payments due to Seller with respect to the Earn Out Consideration. The Stockholder Representative shall not have any additional liability under this Agreement by virtue of serving as the Stockholder Representative, nor shall the Stockholder Representative have any additional ability to bind the other Stockholders in connection with this Agreement by virtue of serving as the Stockholder Representative. The Stockholder Representative shall not be liable for any act done or omitted hereunder as Stockholder Representative while acting in good faith and in the exercise of reasonable judgment, and any act done or omitted pursuant to the advice of counsel shall be conclusive evidence of such good faith. The Stockholder Representative may be changed from time to time upon not less than ten (10) days' prior written notice to Buyer and upon the agreement of a majority of Seller's stockholders.





            (The signatures of the parties appear on the next page.)

     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.



BUYER:                                            SELLER:

Performance Technologies, Incorporated            Mapletree Networks, Inc.


/s/ Donald L. Turrell                             /s/ Sean M. Aruda
-------------------------------------      -------------------------------------
Signature                                         Signature

Donald L. Turrell                                 Sean M. Aruda
-------------------------------------      -------------------------------------
Print Name                                        Print Name

President and Chief Executive Officer             Chief Executive Officer
-------------------------------------      -------------------------------------
Title                                             Title



ACQUISITION SUB:

PTI Massachusetts Corporation


/s/ Donald L. Turrell
-------------------------------------
Signature

Donald L. Turrell
-------------------------------------
Print Name

President and Chief Executive Officer
-------------------------------------
Title











                  [Signature Page to Asset Purchase Agreement]

                         TABLE OF EXHIBITS AND SCHEDULES

   Exhibit A                        Escrow Agreement
   Exhibit B                        Business Plan
   Exhibit C                        Indemnification Substitution Agreement
   Exhibit D                        Stockholder Escrow Agreement

   Schedule 1.1                     Approvals
   Schedule 2.1(a)(i)               Transferred Intellectual Property: Software;
                                    Property, Domain Names, Etc.
   Schedule 2.1(a)(ii)              Transferred Intellectual Property: Patents
   Schedule 2.1(a)(iii)             Transferred Intellectual Property:
                                    Trademarks
   Schedule 2.1(b)                  Transferred Intellectual Property: Products
   Schedule 2.1(c)(i)               Assumed Contracts: License Agreements
   Schedule 2.1(c)(ii)              Assumed Contracts: Other
   Schedule 2.1(d)                  Transferred Assets: Inventory
   Schedule 2.1(k)                  Transferred Assets: Other
   Schedule 2.2(i)                  Excluded Assets: Other
   Schedule 2.6(b)(ii)              Accounts Payable
   Schedule 3.1                     Foreign Qualifications
   Schedule 3.7(a)                  Financial Statements
   Schedule 3.7(b)                  Certain Liabilities
   Schedule 3.8                     Permitted Encumbrances
   Schedule 3.9(b)                  Condition of Transferred Assets
   Schedule 3.9(c)                  Inventory: Certain Software and Products
   Schedule 3.9(d)                  Prepaids and Security Deposits
   Schedule 3.11                    Litigation and Claims
   Schedule 3.12(a)                 Intellectual Property: Ownership and Rights
   Schedule 3.12(c)                 Intellectual Property: Infringement
   Schedule 3.12(d)                 Intellectual Property: Software: Exceptions
   Schedule 3.12(e)                 Intellectual Property: Patents and
                                    Trademarks: Exceptions
   Schedule 3.12(f)                 Intellectual Property: Products Exceptions
   Schedule 3.12(h)                 Intellectual Property: Copyright Notices
   Schedule 3.12(i)                 Intellectual Property: Trade Secret
                                    Protection Program
   Schedule 3.14(a)                 Licenses to Third Parties
   Schedule 3.14(b)                 Third Party Components in Intellectual
                                    Property
   Schedule 3.15                    Third Party Interests in Intellectual
                                    Property
   Schedule 3.16                    Major Vendors and Customers
   Schedule 3.18                    Warranties
   Schedule 3.19                    Tax Matters
   Schedule 3.20(a)                 Employment Matters
   Schedule 3.21(a)                 Employee Benefits: Plans
   Schedule 3.22                    Environmental Matters
   Schedule 3.23                    Insurance
   Schedule 3.24                    Subsequent Changes
   Schedule 3.25                    Related-Party Transactions
   Schedule 3.26                    Accounts Receivable
   Schedule 5.2                     Conduct of the Business: Exceptions
   Schedule 6.1(a)(i)               Applicable Employees
   Schedule 6.1(a)(ii)              Hired Employees
   Schedule 7.2(i)                  Required Approvals

   Illustration A                   Adjustments in Sections 2.6(b), (c) and (e)